                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/ Preliminary Proxy Statement            / / Confidential, for Use of the
                                               Commission Only (as permitted by
/ / Definitive Proxy Statement                 Rule 14a-6(e)(2))

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Miami Computer Supply Corporation
    ___________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

    ___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies: ____________________________________________________

         (2)      Aggregate number of securities to which transaction applies:
                  _____________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________________________

         (4)      Proposed maximum aggregate value of transaction: ____________

         (5)      Total fee paid: _____________________________________________

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid: _____________________________________

         (2)      Form, schedule or registration statement no.: _______________

         (3)      Filing party: _______________________________________________

         (4)      Date filed: _________________________________________________

                                     [LOGO]
                [LETTERHEAD OF MIAMI COMPUTER SUPPLY CORPORATION]

                                                                   April 7, 2000

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Miami Computer Supply Corporation (the "Company"). The meeting will be held at the Presidential Banquet Center, 4548 Presidential Way, Dayton, Ohio 45429, on Tuesday, May 9, 2000 at 10:30 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE ATTACHED PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of, and interest in, Miami Computer Supply Corporation are sincerely appreciated.

                                 Sincerely,

                                 Michael E. Peppel
                                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        MIAMI COMPUTER SUPPLY CORPORATION
                          4750 HEMPSTEAD STATION DRIVE
                               DAYTON, OHIO 45429
                                 (937) 291-8282

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Miami Computer Supply Corporation (the "Company") will be held at the Presidential Banquet Center, 4548 Presidential Way, Dayton, Ohio 45429, on Tuesday, May 9, 2000 at 10:30 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect five (5) directors for a one-year term or until their successors are elected and qualified;

         (2)      To reincorporate the Company in Maryland;

         (3)      To adopt the 2000 Stock Option Plan;

         (4)      To approve the 2000 Non-Employee Director Stock Option Plan;

         (5) To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and

         (6) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

         The Board of Directors has fixed March 31, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Thomas C. Winstel
                                              Secretary

Dayton, Ohio
April 7, 1999

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                        MIAMI COMPUTER SUPPLY CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 9, 2000

         This Proxy Statement is furnished to holders of common stock, no par value per share ("Common Stock"), of Miami Computer Supply Corporation, an Ohio corporation (the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Presidential Banquet Center, 4548 Presidential Way, Dayton, Ohio 45429, on Tuesday, May 9, 2000 at 10:30 a.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 7, 2000.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the nominees for director described herein, FOR the 2000 Stock Option Plan, FOR the 2000 Non-Employee Director Stock Option Plan, FOR ratification of the appointment of PricewaterhouseCoopers LLP for fiscal 2000 and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Miami Computer Supply Corporation, 4750 Hempstead Station Drive, Dayton, Ohio 45429); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock.

                                     VOTING

         Only stockholders of record at the close of business on March 31, 2000 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were [12,065,107] shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes represented at the Annual Meeting, in person or by proxy, is required for approval of the proposal to ratify the appointment of the independent accountants. Because of the vote required, abstentions will have the effect of a vote against this proposal. Under rules of the New York Stock Exchange, except for the proposals to reincorporate the Company in Maryland, to approve the 2000 Stock Option Plan and to approve the Non-Employee Director Stock Option Plan, all of the other proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The proposals to reincorporate the Company in Maryland, to approve the 2000 Stock Option Plan and to approve the Non-Employee Director Stock Option Plan are not considered "discretionary." Accordingly, a brokerage firm may not vote upon this matter without instructions from beneficial owners and for which there may be broker non-votes. A broker non-vote will have the same effect as a vote against the proposals to reincorporate the Company in Maryland, to approve the 2000 Stock Option Plan and to approve the Non-Employee Director Stock Option Plan.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Board of Directors is presently composed of five directors who serve for a one year term. The directors are elected by the stockholders of the Company for a one year term, or until their successors are elected and qualified. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         As of the date hereof, no director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. Each of the nominees currently serves as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following table presents information concerning the nominees for director of the Company.

            NOMINEES FOR DIRECTOR FOR ONE-YEAR TERM EXPIRING IN 2001


                                                                                   Director
                        Name                                  Age                    Since
-------------------------------------------------     -----------------   ------------------------
Robert G. Hecht                                               59                     1996
Michael E. Peppel                                             33                     1998
Richard L. Posen                                              49                     2000
Harry F. Radcliffe                                            49                     1996
Thomas C. Winstel                                             53                     1981


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

         Information concerning the principal position with the Company and principal occupation of each nominee for director during the past five years is set forth below.

         ROBERT G. HECHT. Mr. Hecht became a Director of the Company in May 1996 and is also a member of Pittsburgh Investment Group LLC, a former stockholder of the Company ("LLC"), which distributed its holdings in the Company to the members of the LLC June 4, 1999. Mr. Hecht is the Chief Executive Officer of Trumbull Corporation, a privately held highway construction company, President of Allegheny Asphalt Manufacturing, Inc., a privately held material supply company, the Executive Vice President for P.J. Dick Incorporated, a privately held construction company and the Executive Vice President of Lindy Paving, Inc., a privately held paving company, all of which are located in Pittsburgh, Pennsylvania. Mr. Hecht is also a director of Essex Bancorp, Virginia Beach, Virginia, a savings institution holding company which is traded on the American Stock Exchange. Mr. Hecht received his Juris Doctor degree from the University of Pittsburgh, Pittsburgh, Pennsylvania and his undergraduate degree in engineering from the U.S. Naval Academy. Mr. Hecht is the Co-Chairman of the Washington County Southwestern Pennsylvania Growth Alliance and a member of the Board of Directors of the Children's Home of Pittsburgh.

         MICHAEL E. PEPPEL. Mr. Peppel joined the Company in May 1996 and served as the Company's Chief Financial Officer from May 1996 to December 1997. He was elected President and Chief Executive Officer of the Company as of January 1, 1998, elected to the Board of Directors as of February 24, 1998 and named Chairman of the Board on February 8, 2000. Mr. Peppel is a member of the Company's Executive Management Committee, a committee composed of management which deals with Company operating issues. Mr. Peppel is also an officer and member of LLC. From November 1990 to May 1996, he was a director and Chief Financial Officer of Diversified Data Products, Inc. which was acquired by LLC and contributed to the Company in May 1996. From April 1987 to October 1990, he was the money desk manager for the DeBartolo Corporation. Mr. Peppel received his degree in economics and finance from the University of Notre Dame.

         RICHARD L. POSEN. Mr. Posen, a Partner at the law firm of Willkie Farr & Gallagher in New York, New York, was appointed as a director of the Company on February 8, 2000. Previously, Mr. Posen was a director of Ralphs Grocery Company from 1992 to 1994. Mr. Posen serves as a member of the Company's Audit and Compensation Committees. Mr. Posen received his law degree from New York University School of Law.

         HARRY F. RADCLIFFE. Mr. Radcliffe, an officer and member of LLC, was elected as a Director in May 1996. He has been the President and Chief Executive Officer of Fort Pitt Capital Management, Pittsburgh, Pennsylvania, a private investment management company, since September 1995 and was the President and Chief Executive Officer of First Home Bancorp, Inc., a privately-held savings institution holding company until its sale in April 1996. He is a director of Essex Bancorp, Virginia Beach, Virginia, a savings institution holding company which is traded on the American Stock Exchange, of Hawthorne Financial Corporation, Los Angeles, California, a savings institution holding company which is traded on the Nasdaq National Market, and First Fidelity Bancorp, Irvine, California, a privately held thrift and loan holding company. From 1989 to 1993, Mr. Radcliffe was the President and Chief Executive Officer of First South Savings Association, a Pennsylvania-chartered stock savings association located in Pittsburgh, Pennsylvania. Mr. Radcliffe received his degree in economics from Ohio Wesleyan University.

         THOMAS C. WINSTEL. Mr. Winstel co-founded the Company in 1981 and has been a Director, the Company's Secretary, and a Vice President of the Company since that time. Mr. Winstel has been the Corporate Secretary of the Company since May 1996. Mr. Winstel is a member of the Company's Executive Management Committee. Mr. Winstel received his marketing degree from the University of Dayton, Ohio.

         STOCKHOLDER NOMINATIONS

         Article VII.D. of the Company's Amended and Restated Articles of Incorporation ("Articles") governs nominations for election to the Board of Directors and requires all such nominations, other than those made by or at the direction of the Board, to be made only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must have been delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Articles. No nomination was received by the Company for this Annual Meeting.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE COMPANY

         The Board of Directors of the Company currently meets monthly and is required to meet not less than quarterly. During the fiscal year ended December 31, 1999, the Board of Directors met 10 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period. The entire Board of Directors of the Company acts as the Nominating Committee. The Board of Directors of the Company has established the following committees:

         EXECUTIVE COMMITTEE. The Executive Committee of the Company has the authority to act as the Board of Directors when the Board is not in session. Actions of the Executive Committee may be taken upon the affirmative vote of any three of the five directors, provided that of the three directors who are so acting, one must be a non-employee director. The Executive Committee is comprised of all of the members of the Board, when and if they are available to act as noted above. The Executive Committee did not meet during fiscal 1999.

         AUDIT COMMITTEE. The Audit Committee of the Company recommends the independent accountants to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent accountants and the Company's system of internal control with management and such independent accountants. The Audit Committee, which was comprised of Messrs. Anthony W. Liberati (Chairman), Hecht and Radcliffe, met three times during fiscal 1999.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company's Board of Directors reviews the compensation and benefits for the Company's employees and recommends to the Board adjustments in such compensation. See "Management Compensation - Compensation Committee Interlocks and Insider Participation." During fiscal 1999, the members of the Compensation Committee were Messrs. Radcliffe (Chairman), Hecht and Liberati. The Compensation Committee met four times during fiscal 1999.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information concerning the executive officers of the Company who do not serve on the Board of Directors of the Company. All executive officers are elected annually by the Board of Directors and serve until their successors are elected and qualified. As of the date hereof, no executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.


      Name                           Age          Positions with the Company
---------------------------------------------------------------------------------------------
Ira H. Stanley                        48       Vice President and Chief Financial Officer
John C. Huffman, III                  42       Vice President -- National Sales Manager
Mary A. Stewart                       43       Vice President -- Operations
Michael D. Trebilcock                 40       Vice President -- Chief Development Officer


         IRA H. STANLEY. Mr. Stanley joined the Company as Vice President -- Finance on April 1, 1998 and was appointed the Company's Vice President and Chief Financial Officer on October 1, 1998. Prior thereto, from 1990 to March 1998, Mr. Stanley was the Vice President of Finance and Treasurer of Gosiger, Inc., a privately held importer and distributor of machine tools, located in Dayton,

Ohio. Mr. Stanley's position prior thereto was as Corporate Controller of Price Brothers Company, a manufacturer and distributor of construction products, located in Dayton, Ohio. Mr. Stanley received his Masters of Business Administration from the University of Dayton, Dayton, Ohio, and his undergraduate degree in business from Wright State University, Dayton, Ohio. He is a member of the Company's Executive Management Committee.

         JOHN C. HUFFMAN, III. Mr. Huffman joined the Company in 1981 and is the Company's Vice President -- National Sales Manager. He is a member of the Company's Executive Management Committee. Mr. Huffman was the General Manager of the Company from 1985 to 1987, the Dayton Sales Manager from 1987 to 1989 and has been the National Sales Manager since 1989. Mr. Huffman received his degree in business management from Wright State University, Dayton, Ohio.

         MARY A. STEWART. Ms. Stewart joined the Company in 1989 as a staff accountant and is currently the Company's Vice President -- Operations. From 1991 to May 1996, Ms. Stewart served the Company as Controller. She is a member of the Company's Executive Management Committee.

         MICHAEL D. TREBILCOCK. Mr. Trebilcock joined the Company in 1999 as Vice President -- Chief Development Officer. From 1991 to August 1999, he served as Vice President of Business Development of DREHER Business Products Corporation ("DBPC"), which he joined in 1986. Mr. Trebilcock attended Edison College, Fort Myers, Florida.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table appearing under "Management Compensation," below, and (iv) all directors and executive officers of the Company as a group.


                                                       Amount and Nature of
Name of Beneficial                                            Beneficial
Owner or Number of                                         Ownership as of               Percent of
Persons in Group                                          March 31, 2000(1)             Common Stock
---------------------------------------------------------------------------------------------------------
Value Partners, Ltd. (2)                                        1,086,644                  9.3%
Richard L. Posen(3)(4)                                              8,500                   *
Robert G. Hecht(3)(5)                                             380,574                  3.2%
Harry F. Radcliffe(3)(6)                                          421,478                  3.5%
Thomas C. Winstel(3)(7)                                           323,818                  2.7%
Michael E. Peppel(3)(8)                                           575,161                  4.8%
John C. Huffman, III(3)(9)                                         35,058                   *
Ira H. Stanley(3)(10)                                              16,812                   *
Michael D. Trebilcock(3)                                          119,251                   *
All directors and executive officers as a group                 1,891,168                 15.7%
   (9 persons)(11)


*        Represents beneficial ownership of less than 1.0% of the Company's
         Common Stock.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Voting Record Date upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of the Voting Record Date have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock beneficially owned by them.

(2) Information obtained from Schedule 13D/A filed February 7, 2000, with respect to shares of Common Stock owned by Value Partners, Ltd. The business address for Value Partners, Ltd. is 4514 Cole Avenue, Suite 808, Dallas, Texas 75205. Includes 48,453 shares owned by a general partner of the general partner of Value Partners, Ltd.

(3)      This person's business address is 4750 Hempstead Station, Dayton, Ohio
         45429.

(4) Includes options to purchase 7,500 shares of Company Common Stock under the 1996 Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the Voting Record Date.

(5) Includes 2,000 shares held in a custodial account for two minor children and 1,000 shares owned by another child, all of whom share the same household with Mr. Hecht, who disclaims beneficial ownership of such shares. Includes options to purchase 22,500 shares of Company Common Stock under the 1996 Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the Voting Record Date.

(6) Includes 6,750 shares held by Mr. Radcliffe's three children. Also includes options to purchase 22,500 shares of Company Common Stock under the 1996 Non-Employee Directors Stock Option Plan, which are exercisable within 60 days of the Voting Record Date.

(7) Includes options to purchase 22,500 shares of Company Common Stock under the Company's 1996 Stock Option Plan which are exercisable within 60 days of the Voting Record Date.

(8) Includes 4,500 shares held as custodian for Mr. Peppel's two minor children. Includes options to purchase 114,500 and 68,667 shares of Common Stock under the Company's 1996 Stock Option Plan and 1998 Stock Option Plan, respectively, which are exercisable within 60 days of the Voting Record Date.

(9) Includes options to purchase 3,000 shares of Common Stock under the Company's 1996 Stock Option Plan which are exercisable within 60 days of the Voting Record Date.

(10) Includes options to purchase 3,333 shares and 8,333 shares of Common Stock under the Company's 1996 Stock Option Plan and 1998 Stock Option Plan, respectively, which are exercisable within 60 days of the Voting Record Date.

(11) Includes options to purchase shares of Common Stock held by such directors and executive officers which are exercisable within 60 days of the Voting Record Date.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. Except for Value Partners, Ltd., the Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal 1999, the Company's officers and directors, except with respect to those noted below, complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act. The Company understands, from its review of such forms, that Michael E. Peppel and Ira H. Stanley each filed 1 late report on Form 4, and Michael D. Trebilcock was late filing a report on Form 3.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of certain information concerning the compensation paid by the Company for services rendered in all capacities during the years ended December 31, 1999, 1998 and 1997 to the Chief Executive Officer and to each of the other most highly compensated executive officers of the Company whose total compensation during fiscal 1999 exceeded $100,000 (the "Named Executive Officers").


                                                                             Annual
                                                                          Compensation
                                                             ----------------------------------------   Securities
                                                                                                        Underlying     All Other
Name and Position                                              Year            Salary        Bonus(3)      Options  Compensation(4)
---------------------------------------                      --------      ------------    ----------   ----------- ---------------
Michael E. Peppel..........................................    1999            $206,268       $206,268       80,000     $71,845
  President and Chief Executive Officer                        1998             206,268        206,268      196,500      15,135
                                                               1997             130,452        130,452           --      11,895
Ira H. Stanley (1).........................................    1999             115,000         30,000       10,000      25,102
  Vice President and Chief Financial Officer                   1998              75,770             --       25,000       8,403
Thomas C. Winstel..........................................    1999             164,570             --           --      16,825
  Vice President - Presentation Products                       1998             203,313             --           --      16,886
                                                               1997             211,510             --           --      12,614
John C. Huffman, III.......................................    1999             144,275         96,000        5,000      10,996
  Vice President - National Sales Manager                      1998             135,600         90,000        4,500      11,170
                                                               1997             128,400         47,319           --      10,937
Michael D. Trebilcock (2)..................................    1999             250,000             --       36,000      18,601
  Vice President - Chief Development Officer


(1) Mr. Stanley joined the Company as Vice President - Finance on April 1, 1998. Mr. Stanley became the Company's Vice President and Chief Financial Officer on October 1, 1998.

(2) Mr. Trebilcock joined the Company as Vice President - Chief Development Officer on August 13, 1999.

(3) Bonuses shown for 1997 were paid during 1997 and 1998, and bonuses for 1998 were paid in 1999. The 1997, 1998 and 1999 bonuses paid to Messrs. Peppel and Huffman were based on their employment agreements. See "Employment Contracts."

(4) All Other Compensation includes car allowance, premiums for life insurance coverage, taxable relocation, temporary housing and/or other executive or employee benefits. Also included is the market value of stock options granted in the Company's subsidiary, Zengine.

COMPENSATION OF DIRECTORS

         Non-employee directors receive a quarterly retainer of $2,500 and fees of $1,000 per Board meeting attended. In addition, Board members are reimbursed for their travel and other out-of-pocket expenses arising from attending Board or Committee meetings. Non-employee directors also are eligible to receive stock option grants pursuant to the Company's Non-Employee Directors Stock Option Plan. Directors who are also employees of the Company do not receive any compensation for serving on the Board or Committees thereof.

EMPLOYMENT CONTRACTS

         On May 30, 1996, the Company entered into employment contracts with Messrs. Peppel, Winstel and Huffman, and with Joseph R. Hollenshead, the President of Diversified Data Products, Inc. ("DDP"), a wholly-owned subsidiary of the Company (the "Executives"), which agreements are substantially similar except for compensation provisions. Each such agreement provided for termination on December 31, 1999, unless sooner terminated for death, physical or mental incapacity or cause (which is defined as the uncured refusal to perform, or substantial neglect of, or an intentional failure to perform, a material portion of the Executive's duties, willful misconduct, breach of a fiduciary duty involving personal gain, a material breach of the employment agreement, or a felony conviction), or terminated by the Executive for the failure of the Company to provide the resources necessary to the fulfillment of the Executive's responsibilities, the express direction by the Board of Directors to have the Executive perform any illegal action, the threatened or actual insolvency of the Company or the failure of the Company to perform its obligations to the Executive under the employment agreement. Mr. Peppel's agreement was amended as to his salary only as of January, 1998.

         In addition to, or in lieu of, a base salary, each of such Executives is entitled to a bonus, or commission, as follows: (i) Mr. Peppel receives a bonus equal to 9.0% of the pre-tax profits of the Company before employee profit sharing or any other bonuses, which cash bonus will not exceed the amount of his base salary; (ii) Mr. Winstel will receive a monthly commission in the amount of 40.0% of the Gross Margin (as defined below) of all sales to certain accounts set forth in Mr. Winstel's agreement plus the sum of $3,000 plus 5% of the Gross Margin on sales of all presentation products, which commission will be paid only when the amount of commission exceeds his monthly base salary and will be paid in lieu of a monthly base salary; and, (iii) at the discretion of the Compensation Committee, Mr. Huffman is eligible to be paid a bonus of 0.5% of Gross Margin over $9.0 million in any calendar year. "Gross Margin" is defined by the employment agreements to mean the difference of the unit sales price of the product and the actual cost of the product to the Company.

         In addition, for 1999, each of the Executives utilized a Company automobile for Company business for which the Company pays rent, insurance, repairs, gas, oil and fees, of up to $1,200 per month.

         The Executives are granted up to six weeks vacation annually and are entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock options, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Company, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors. Moreover, the Executives are eligible to participate in and may be covered by all plans effective generally for executives of the Company with respect to life, accident or health insurance, hospitalization, disability and other benefits. The Company will pay or reimburse the Executives for all reasonable out-of-pocket expenses incurred or paid by him in connection with the performance of his duties under the agreement. The contracts also provide for the indemnification of the Executives to the extent permitted by the Company's Articles, Code of Regulations and applicable law, and the valuation and purchase of the Executive's shares of Common Stock of the Company if he was terminated for cause prior to December 31, 1999 and the Common Stock was not, at the time of termination, publicly traded.

         In consideration of the above, each of the Executives also has agreed, during the term of the agreement and for 12 months after the termination of the agreement, not to compete with the Company in any area which is within a 100-mile radius of any existing office of the Company. All disputes are to be resolved using alternative dispute resolution procedures (such as arbitration) rather than litigation.

         The Company has, in the past, entered into employment and non-competition agreements with the senior management of the companies it has acquired and may do so in the future. On December 15, 1998, in conjunction with the acquisition of DBPC, an employment agreement was entered into between Michael D. Trebilcock and DBPC for his employment as its Vice President-Advanced Technology Group. With Mr. Trebilcock joining the Company as its Vice President of Business Development, the employment agreement was assigned to the Company to fulfill. Under the employment agreement, which will terminate December 15, 2001, unless sooner terminated for death, retirement, cause (which is defined as the uncured refusal to perform, or substantial neglect of, or an intentional failure to perform, a material portion of the employee's duties, willful misconduct, breach of a fiduciary duty involving personal gain, a material breach of the employment agreement, or a felony conviction), or terminated by the employer for the failure of the Company to provide the resources necessary to the fulfillment of the employee's responsibilities, the express direction by the Board of Directors to have the employer perform any illegal action, the threatened or actual insolvency of the Company or the failure of the Company to perform its obligations to the employer under the employment agreement.

         On December 23, 1997, the Company entered into a Severance Agreement with Albert L. Schwarz, then the President and a director of the Company. Pursuant to the Severance Agreement, Mr. Schwarz retired from his position as President and resigned as a member of the Board as of January 1, 1998. His Employee Agreement, Split Dollar Life Insurance Agreement and Stock Option Agreement were terminated. The Company accelerated the vesting of certain stock options so that the number immediately exercisable at January 1, 1998 would be 25,500 (all other granted options were canceled) and agreed to use its best efforts to continue health insurance benefits for Mr. Schwarz and his spouse until he reaches 65 years of age. The Company agreed to indemnify Mr. Schwarz as a former director and officer and both parties agreed to release the other from or for claims during Mr. Schwarz's time of employment. The Company paid Mr. Schwarz $20,000 per month from January 1, 1998 through December 31, 1999 and Mr. Schwarz agreed not to compete with the Company and to serve as a consultant to assist and advise the Company in matters of transition and defense of the Company's interest. During the transition period, management consulted with Mr. Schwarz in matters of transition, defense of the Company's interest, acquisitions, vendor relationships and other strategic matters.

CONSULTING AGREEMENT

         On December __, 1999, DBPC and Mr. Neil Dreher, the Chief Operating Officer of the Company and President of DBPC, entered into a Consulting Agreement. Pursuant to the Consulting Agreement, Mr. Dreher retired from his positions as of January 1, 2000. He will provide consulting services, consisting of advising DBPC with respect to general business matters and strategies until December 31, 2001 at the compensatory rate of $12,500 per month plus certain other expenses. Mr. Dreher further agreed not to compete with DBPC.

SPLIT DOLLAR LIFE INSURANCE AGREEMENTS

         The Company has a "split dollar" life insurance agreement, which it entered into with Mr. Winstel (the "Insured") in December 1995, as amended on May 30, 1996 (the "Split Dollar Agreement") pursuant to which the Company purchased, and currently pays the premiums on, and the income tax gross-up at a 40.0% tax rate for, a term life insurance policy in the face amount of $2,300,000. While the Company is the owner of the policy, the Split Dollar Agreement states that the beneficiaries of the Insured will be entitled to receive the face value of the policy upon the

Insured's death, less the policy's cash value, which, at December 31, 1999, approximated [$154,496]. The Insured has the right to purchase the policies from the Company when they reach age 65 for their then cash surrender values. The cost to the Company for the premiums for 1999 was $30,000 for Mr. Winstel. The Split Dollar Agreement will terminate during the Insured's lifetime upon: (i) the total cessation of the Company's business, or (ii) the bankruptcy, receivership or dissolution of the Company, and (iii) the Insured may terminate the Split Dollar Agreement at any time upon written notice.

         STOCK OPTION GRANTS

         The following table sets forth certain information concerning individual grants of stock options awarded to the Named Executive Officers during 1999.

                                                                                                         Potential Realizable Value
                                                                                                          at Assumed Annual Rates
                               Number of                                                                of Stock Price Appreciation
                              Securities       Percent of                                                    for Option Term(3)
                              Underlying         Total            Exercise                              ---------------------------
Name                            Option         Options(1)      Price/Share(2)      Expiration Date           5%              10%
-----------------------------------------   -------------    ----------------    ---------------------- ----------       ----------
Michael E. Peppel               80,000            21.9%         $15.875                09/27/09          3,509,166       6,252,031
Ira H. Stanley                  10,000             2.7           21.313                02/10/09            362,801         662,258
Thomas C. Winstel                   --            --                 --                      --                 --              --
John C. Huffman, III             5,000             1.4           21.313                02/10/09            181,400         331,129
Michael D. Trebilcock           36,000             9.8            17.00                10/07/09          1,538,625       2,772,914


---------------------
(1)      Percentage of options granted to all employees during 1999.

(2) In each case the exercise price was based on the fair market value of a share of the Company's Common Stock on the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the Common Stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

         The following table sets forth the value of stock options held by the Named Executive Officers at December 31, 1999. The Named Executive Officers did not exercise any options during 1999.


                                                               Number of Securities
                                                              Underlying Unexercised               Value of Unexercised
                               Shares                               Options at                    In-The-Money Options at
                              Acquired                           December 31, 1999                 December 31, 1999(1)
                                 on           Value         --------------------------          ----------------------------
               Name           Exercise       Realized   Exercisable      Unexercisable      Exercisable      Unexercisable
-------------------------- -------------- ------------- -----------      -------------      -----------      --------------
Michael E. Peppel               --            --          183,167            160,833       $4,880,521         $3,543,769
Ira H. Stanley                  --            --            8,333             26,667          173,951            506,037
Thomas C. Winstel               --            --           22,500                 --          707,738                 --
John C. Huffman, III            --            --            3,000              1,500           83,865             41,933
Michael D.  Trebilcock           -             -                -             36,000                -            724,500

---------------------
(1) Calculated by determining the difference between the fair market value of the securities underlying the options at December 31, 1999, as reported on the Nasdaq National Market, and the exercise price of the options.

                              CERTAIN TRANSACTIONS

RELATED PARTY TRANSACTIONS

         LEASE AGREEMENTS. The Company entered into a lease with Draft Partnership ("Lessor") for a 30,000 square foot office and warehouse building in Dayton, Ohio which serves as the Company's principal executive offices. The general partners of Draft Partnership were James F. Rowland (owning a 50.0% partnership interest), and Mr. Albert Schwarz, the former President of the Company, and Mr. Winstel and Mr. Turvy, the former Vice President -- Products Sales and Development of the Company, each of whom owned a 12.5% partnership interest. During 1999, the interests of Messrs. Winstel and TWIVY? were transferred to Mr. Schwartz. The lease is for a term of ten years commencing on November 1, 1996 for a base monthly rental of $23,799. The Company is responsible for paying all taxes, public liability insurance but not fire and property damage insurance, and all utilities on the leased premises. Provided that the Company is not in default under the lease, it has the option to renew the term of the lease for two successive terms of five years each, commencing on the expiration of the initial term. The Lessor has agreed to maintain the exterior of the building, all structural components and the parking lot, while the Company has agreed to maintain the interior, including glass, mechanical, electrical, plumbing, heating and air conditioning, as well as grounds maintenance. In addition, the Company has indemnified the Lessor against any claims which may arise out of the Company's occupancy of the leased premises or any act of the Company or its employees, agents, invitees or licensees.

         The Company has a lease for 50,000 square feet of warehouse and office space in Strongville, Ohio. The lease expires in 2024 and has an annual rental cost of approximately $528,000. The Company assumed the lease upon its acquisition of DBPC in December 1998. The space is leased to the Company by D&K LLC and D&H LLC, interests in which are held by Mr. Neil M. Dreher, the Company's former Vice President and Chief Operating Officer, and Mr. Trebilcock. Mr. Dreher owns 1.0% and 30.0% of D&K LLC and D&H LLC, respectively and Mr. Trebilcock owns 15.0% of D&H LLC.

         The Company entered into a lease with MCSi Realty Co., L.L.C., a Kentucky limited liability company ("MCSi Realty") for real estate and improvements at 4281 Olympic Boulevard, Erlanger, Kentucky on which is constructed a 250,000 square foot warehouse and office building. The members of MCSi Realty are Anthony W. Liberati, former

Chairman of the Board of the Company, and the following directors, officers and/or employees of the Company, including Robert G. Hecht, John Huffman, Richard Newkold, Michael E. Peppel, Harry F. Radcliffe, Ira H. Stanley, Michael
D. Trebilcock and Thomas C. Winstel. The lease is for a term of eight years commencing on January 1, 2000 for a base monthly rental of $75,000. The Company is responsible for paying all taxes, utilities, insurance and other expenses for the use, operation, maintenance care and occupancy of the Leased Premises. In addition, the Company has indemnified MCSi Realty against any claims which may arise out of the Company's occupancy of the leased premises or any act of the Company or its employees, agents, invitees or licensees.

         The Company maintains property and vehicle leases with entities that are directly or indirectly controlled by non-executive employees of the Company or such employees derive some benefit therefrom. Such leases were acquired as a result of the Company's acquisitions of Consolidated Media Systems, Inc. and Minnesota Western/Creative Office Products, Inc. in 1998. The aggregate amount paid on such leases by the Company in 1999 was approximately $801,000.

         Management of the Company believes that the terms and conditions of the foregoing leases are no less favorable than those that could have been obtained from a non-affiliated third party.

         In 1999, the Company purchased inventory in an amount equal to $38,185 from Cranel, Inc., Columbus, Ohio, a computer supply wholesaler. The brother of John C. Huffman, III, Vice President - National Sales Manager of the Company, is a sales representative for Cranel, Inc. The purchase price for the inventory was determined through arm's length negotiations. Management believes that the terms of the purchases were at least as favorable to the Company as could have been obtained in an arm's length transaction with an unaffiliated third party.

         LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS. The Company has adopted provisions in its Articles that eliminate to the fullest extent permissible under Ohio law the liability of its directors to the Company or its stockholders for monetary damages except to the extent that it is proved by clear and convincing evidence that the director took or failed to take action, and that such action or failure to act involved an act or omission undertaken with the deliberate intent to cause injury to the Company or was undertaken with reckless disregard for the best interests of the Company. This limitation of liability provision is designed to ensure that the ability of the Company's directors to exercise their best business judgment in managing the Company's affairs, subject to their continuing fiduciary duties to the Company and its stockholders, is not unreasonably impeded by exposure to potentially high personal costs or other uncertainties of litigation.

         The Articles also provide that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, because such person is or was a director, officer, employee or agent of the Company. Such indemnification is furnished to the full extent provided by law against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding; if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to a criminal action, if he had no reasonable cause to believe his conduct was unlawful. The indemnification provisions also permit the Company to pay reasonable expenses in advance of the final disposition of any action, suit or proceeding as authorized by the Company's Board of Directors, provided that the indemnified person provides an undertaking to repay the Company if it is ultimately proved by clear and convincing evidence in court that his action or failure to act involved an act or omission undertaken with the deliberate intent to cause injury to the Company or undertaken with reckless disregard for the best interests of the Company and to reasonably cooperate with the Company concerning the action, suit or proceeding. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, it is the published opinion of the Commission that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. At the present time, there is no pending litigation or proceedings involving a director, officer, employee or other agent of the Company in which indemnification would be required or permitted. The Company is not presently aware of any other threatened litigation or proceeding which may result in a claim for such indemnification.

         The rights of indemnification provided in the Company's Articles are not exclusive of any other rights which may be available under the Articles or Code of Regulations of the Company, any insurance or other agreement, by vote of stockholders or disinterested directors or otherwise. The Company maintains director and officer liability insurance coverage.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors reviews the compensation and benefits for the Company's employees and recommends to the Board adjustments in such compensation. During fiscal 1999, the members of the Compensation Committee were Messrs. Harry F. Radcliffe (Chairman), Anthony W. Liberati and Robert G. Hecht.

         None of the executive officers of the Company currently serves on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions. No transactions effecting the members of the Compensation Committee, or their affiliates, occurred during 1999.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The report of the Compensation Committee with respect to compensation for the executive officers of the Company for the fiscal year ended December 31, 1999 is set forth below.

         The Report of the Compensation Committee on Executive Compensation and the Stock Performance Graph immediately following this section shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee of the Company's Board of Directors, at the direction of the Board of Directors, prepared the following report.

         The members of the Compensation Committee are non-employee directors and, in 1999, the Compensation Committee was composed of Messrs. Radcliffe (Chairman), Hecht and Liberati. The Compensation Committee reviews compensation and benefits for the Company's executive officers and recommends to the Board adjustments in such compensation. The Committee met four times during 1999 and reviewed base salaries, estimated annual bonuses and long term compensation in the form of stock options.

         Executive officers are paid salaries and bonuses in accordance with what the Compensation Committee believes to be the ability of such officer to influence the attainment of financial goals by the Company. Most of the bonuses, which in 1999 represented a significant portion of such individual's overall compensation package, are tied to either Company pre-tax profits or the Company's Gross Margin. This structure intentionally emphasizes sales and cost containment and directly relates the officer's compensation to the Company's performance.

         The members of the Compensation Committee also administer the granting of stock options pursuant to the 1996 Stock Option Plan and the 1998 Stock Option Plan. The Compensation Committee exercises discretion with respect to the timing and amount of awards to be granted under both option plans and in 1999, awarded options covering 80,000 shares, 5,000 shares, 10,000 shares, and 36,000 shares of Common Stock to Mr. Michael E. Peppel, the Company's President and Chief Executive Officer, Mr. John C. Huffman, III, the Company's Vice President
- National Sales Manager, Mr. Ira H. Stanley, the Company's Vice President and Chief Financial Officer and Mr. Michael D.

Trebilcock, Vice President-Chief Development Officer, respectively, under the 1998 Stock Option Plan. Future option grants will be based upon, among other things, one or more of the following factors: the Company's attainment of corporate performance goals, the responsibility and performance of the particular executive and his or her contribution to the attainment of corporate performance goals, the tenure of the particular executive officer, the officer's level of competency, skill and experience, the salary and bonus component of the officer's total compensation package, compensation paid to officers in companies of similar size in the same industry, and other pertinent factors. Stock option grants are aimed at aligning the executive's long-range interest with those of the stockholders of the Company by providing an opportunity for such key employees to possess a meaningful stake in the Company through stock ownership.

                                               Respectfully submitted:

                                               Harry F. Radcliffe (Chairman)
                                               Anthony W. Liberati
                                               Robert G. Hecht

PERFORMANCE GRAPH

         The following graph compares the cumulative total returns for the Common Stock of the Company, the Russell 2000 Index and the Nasdaq Stock Market -U.S. since the Company's initial public offering in November 1996. All of these cumulative returns are computed assuming that no dividends were paid during the period. Management of the Company cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance. The Common Stock commenced trading on the Nasdaq National Market System on November 12, 1996.

                               [GRAPHIC OMITTED]

               PROPOSAL TO REINCORPORATE AS A MARYLAND CORPORATION

         The Board of Directors of the Corporation has unanimously approved, subject to shareholder approval, a proposal to change the Corporation's state of incorporation from Ohio to Maryland by means of a merger (the "Merger") of the Corporation with and into MCSi, Inc., a Maryland corporation ("MCSi Maryland"), a newly formed, wholly-owned subsidiary of the Corporation (the "Reincorporation Proposal"). The principal office of MCSi Maryland is 4750 Hempstead Station Drive, Dayton, Ohio 45429, telephone (937) 291-8282. MCSi Maryland will be the surviving corporation, the effect of which will be a change in the law applicable to the Corporation's corporate affairs from the Ohio General Corporation Law ("Ohio Law") to the Maryland General Corporation Law ("Maryland Law"), including certain differences in shareholders' rights. See "-Comparison of Shareholder Rights."

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Ohio Law and Maryland Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under Ohio Law or Maryland Law, and is qualified in its entirety by reference to
(i) the Proposed Plan of Reorganization and Agreement of Merger between the Corporation and MCSi Maryland (the "Merger Agreement") attached hereto at Appendix A, (ii) the Articles of Incorporation of MCSi Maryland (the "New Charter") attached hereto at Appendix B, and (iii) the Bylaws of MCSi Maryland (the "New Bylaws") attached hereto at Appendix C. Copies of the Corporation's Articles of Incorporation (the "Present Charter") and Code of Regulations (the "Present Bylaws") are available for inspection at the Corporation's executive office, and copies will be provided to shareholders upon request.

         The Corporation's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reason set forth below, believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Ohio to Maryland. The Corporation's shareholders are being asked to approve the Reincorporation Proposal (including the adoption of the Merger Agreement and the approval of New Charter and New Bylaws) at the Annual Meeting. The Board of Directors unanimously recommends that the Corporation's shareholders approve the Reincorporation Proposal.

         Approval of the Reincorporation Proposal by the Corporation's shareholders will constitute adoption of the Merger Agreement and approval of the Merger, the New Charter and the New Bylaws. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as the charter documents affecting corporate governance and shareholders' rights. See "-Comparison of Shareholder Rights." Accordingly, shareholders are urged to read carefully this Proxy Statement and the Annexes attached hereto.

Principal Features of the Reincorporation Proposal

         At the Effective Date of the Merger (as defined in the Merger Agreement), the separate existence of the Corporation will cease and MCSi Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Corporation. Each share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, no par value per share, of MCSi Maryland ("MCSi Maryland Common Stock"). At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Corporation will be deemed for all purposes to represent the same number of shares of MCSi Maryland Common Stock. It will not be necessary for shareholders of the Corporation to exchange their existing stock certificates for stock certificates of MCSi Maryland. However, when outstanding certificates representing shares of Common Stock of the Corporation are presented for transfer after the Merger, new certificates representing shares of MCSi Maryland Common Stock will be issued. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes, if any.

         Following consummation of the Merger, MCSi Maryland's Common Stock will be listed for trading on The Nasdaq Stock Market, the market on which the Common Stock of the Corporation is currently listed for trading. MCSi

Maryland's Common Stock will be listed under the symbol "MCSI", the same symbol as the Corporation's current symbol. Delivery of existing stock certificates representing Common Stock of the Corporation will constitute "good delivery" of shares of MCSi Maryland in transactions subsequent to the Effective Date of the Merger.

         Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Corporation and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Corporation will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or shareholders' equity of the Corporation. The number of directors comprising the Board of Directors of MCSi Maryland will be five initially, each of whom is currently a director of the Corporation. The president and chief executive officer of MCSi Maryland is currently serving as the chief executive officer of the Corporation. Shareholders should note that approval of the Reincorporation Proposal will constitute ratification of all of the currently serving directors of MCSi Maryland. See "--Comparison of Shareholder Rights--Board of Directors."

         Pursuant to the terms of the Merger Agreement, each option to purchase Common Stock of the Corporation outstanding immediately prior to the Effective Date of the merger under the Corporation's Stock Option Plans will become an option to purchase MCSi Maryland Common Stock, subject to the same terms and conditions as set forth in the Stock Option Plans or other agreements pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements of the Corporation will be continued by MCSi Maryland upon the same terms and subject to the same conditions. Approval of the Reincorporation Proposal will constitute approval by the shareholders of the Corporation of MCSi Maryland's assumption of the Stock Option Plans and the other employee benefit plans and arrangements of the Corporation.

         Upon approval of the Reincorporation Proposal by the Corporation's shareholders, the proposed reorganization will be consummated at such time as the Boards of Directors of the Corporation and MCSi Maryland determine is advisable. The Merger Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Corporation or MCSi Maryland prior to the Effective Date, either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after shareholder approval; provided, however, that the Merger Agreement may not be amended after shareholder approval if such amendment would
(i) alter or change the amount or kind of shares or other consideration to be received by shareholders in the Merger, (ii) alter or change any term of the New Charter, (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the shareholders, or (iv) otherwise violate applicable law.

Purpose for Proposed Reincorporation

         Miami Computer Supply Corporation's name no longer accurately reflects the totality of the Company's business with its advancement into the audio-visual presentation field as a companion to computer supplies. In light of its emphasis as media consultants and system integrators, the Board of Directors of the Corporation believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's name to MCSi, Inc. to mirror its business model. Unfortunately, the name, MSCi, Inc. is unavailable in Ohio, but is available in Maryland. With the similarity between the laws in the two states, it was determined that reincorporation in Maryland would provide for a fairly effortless corporate transition, while providing the Company with a name that identifies with its operations. See "--Comparison of Shareholder Rights" and "--Possible Disadvantages of the Reincorporation Proposal."

Comparison of Shareholder Rights

         Upon consummation of the Merger, the Corporation will be governed by Maryland Law and by the New Charter and New Bylaws. The New Charter and New Bylaws are substantially similar to the Present Charter and Present Bylaws of the Corporation with respect to material provisions. Differences between the New Charter and New Bylaws and the Present Charter and Present Bylaws are primarily the result of differences between Ohio Law and Maryland Law. Significant provisions of the New Charter and New Bylaws and certain important differences between such new charter documents and the present charter documents of the Corporation are discussed below. In addition, although it is impracticable to compare all of the aspects in which Maryland Law and Ohio Law differ, the following is a summary of certain significant differences between the provisions of these laws. For purposes of this section, the "Corporation" shall refer to Miami Computer Supply Corporation incorporated under Ohio Law and/or MCSi, Inc. incorporated under Maryland Law, as the context indicates.

         The following discussion is not intended to be a complete statement of the differences affecting the rights of shareholders, but rather summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the New Charter and New Bylaws which are attached at Annexes II and III, respectively, to this Proxy Statement, and the Present Charter and Present Bylaws, copies of which are available for inspection at the Corporation's executive office or will be provided to shareholders upon request.

         CAPITAL STOCK. The Corporation's authorized capital stock consists of 35,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, no par value per share ("Preferred Stock"). No shares of Preferred Stock of the Corporation have been issued. As of March 31, 2000, [12,065,107] shares of Common Stock are issued and outstanding. The capitalization of MCSi Maryland and provisions of the New Charter setting the terms of the MSB Maryland Common Stock are unchanged from the Present Charter.

         The Present Charter authorizes the Board of Directors to issue Preferred Stock from time to time in one or more series subject to applicable provisions of law, and the Board of Directors is authorized to fix the designations, powers, preferences and relative participating, optional and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights. The Corporation also has a substantial number of authorized but unissued shares of Common Stock available for issuance. The authorized but unissued and unreserved shares of Common Stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, under a cash dividend reinvestment and stock purchase plan, in a future underwritten or other public offering, or under a stock based employee plan. The authorized but unissued shares of Preferred Stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other general corporate purposes. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of Common Stock or authorized shares of Preferred Stock would be issued, no shareholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of the Corporation, without shareholder approval, can issue Preferred Stock with voting and conversion rights which could adversely affect the voting power of the holders of Common Stock. The Board of Directors of MCSi Maryland will have similar rights and powers under the New Charter.

         As of the date of this Proxy Statement, management is not aware that any person or group has indicated an intention or desire to institute a takeover of the Corporation. In addition, the Board of Directors has no present plans or understandings for the issuance of any Preferred Stock and does not intend to issue any Preferred Stock except on terms which the Board deems to be in the best interests of the Corporation and its shareholders.

         PAYMENTS OF DIVIDENDS. Both the OGCL and the MGCL permit the payment of dividends and the redemption of shares out of paid-in, earned or other surplus. However, under the OGCL, if a dividend is paid out of capital surplus, shareholders must be so notified.

          Under Maryland Law, dividends may be declared and paid out of capital surplus, provided that no dividends may be paid if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distributions, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution.

         BOARD OF DIRECTORS. Both the Present Charter and Present Bylaws and the New Charter and New Bylaws establish one class of directors consisting of five
(5) members. A resolution of a majority of the Board of Directors of the Corporation may require that the Board be divided into two or three classes as nearly equal in number as possible and that the members of each class shall be elected annually.

         Set forth below are the names of the directors of MCSi Maryland and the term of office for each of such persons. All such individuals presently serve as directors of the Corporation. By voting in favor of the Reincorporation Proposal, the Corporation's shareholders will be deemed to have approved of such persons as directors of MCSi Maryland without further action and without changes in the classes or terms. For additional information concerning these directors, see "Information with Respect to Nominees for Director, Continuing Directors and Executive Officers Election of Directors."


           NAME                     POSITION(S) HELD IN THE CORPORATION                    TERM TO EXPIRE
Robert G. Hecht                     Director                                                     2001

Michael E. Peppel                   Chairman, President and Chief Executive                      2001
                                    Officer

Richard L. Posen                    Director                                                     2001

Harry F. Radcliffe                  Director                                                     2001

Thomas C. Winstel                   Director, Corporate Secretary                                2001


         CUMULATIVE VOTING. Neither the Present Charter and Present Bylaws, nor the New Charter and New Bylaws permit cumulative voting. Cumulative voting entitles each shareholder to vote as many votes as he or she has shares of Common Stock, multiplied by the number of directors to be elected at any shareholder meeting; the shareholder may cast all votes for a single nominee or may distribute votes among as many nominees as such shareholder chooses. Cumulative voting may allow holders of a significant minority of a corporation's stock to assure the election of one or more directors.

         REMOVAL OF DIRECTORS. The Present Charter and the New Charter provide that a director may be removed for cause by the Board of Directors or may be removed with or without cause by the affirmative vote of not less than two-thirds of the voting power of all of the then outstanding shares entitled to vote at an election of directors.

         BOARD VACANCIES. Under the Present Charter vacancies occurring on the Board of Directors may only be filled by a majority vote of the remaining directors. Directors so elected serve until the term of office of the class to which they have been elected expires.

         Under the New Charter any vacancies on the Board of Directors shall be filled only by a majority vote of the directors then in office. In accordance with Maryland Law a director so chosen by the remaining directors shall hold office until the next succeeding annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the time then remaining.

         LIMITATIONS ON DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION. The New Charter and the Present Charter both contain a provision that eliminates or limits a director's personal liability for monetary damages for breach of his or her fiduciary duty, subject to certain limitations. The Present Charter provides that a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that a director's liability shall not be limited or eliminated to the extent that it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation, or was undertaken with reckless disregard for the best interests of the Corporation. The New Charter provides that the personal liability of the directors and officers of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Maryland as it exists on the effective date of the New Charter or as such law may be thereafter in effect.

         The indemnification provisions contained in the Present Charter and the New Charter, as governed by Ohio Law and Maryland Law, respectively, are similar. Both provisions generally allow for indemnification of officers and directors to the fullest extent permitted by law. In general, Maryland Law and Ohio Law permit a corporation to provide complete indemnification - settlements, judgments and expenses actually and reasonably incurred - in proceedings other than derivative actions (i.e., actions brought against such persons by or on behalf of the corporation), subject to certain statutory limitations. Under Ohio Law indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in the corporation's best interest, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Maryland Law, indemnification is permitted unless the individual acted in bad faith or with active and deliberate dishonesty, actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding had reasonable cause to believe that the conduct was unlawful.

         Maryland Law also generally permits indemnification for amounts paid in settlement (including expenses) of derivative suits, whereas the Ohio Law does not expressly authorize indemnification for judgments, fines and amounts paid in settlement. Maryland Law and Ohio Law both, however, prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines such person is reasonably entitled to such indemnification. The rights to indemnification and to the advancement of expenses are not exclusive of any other right which any person may have or hereafter acquire under any statute, the New Charter, the New Bylaws, agreement, vote of shareholders or directors, or otherwise.

         CONDUCT OF BUSINESS; NOTICE REQUIREMENTS FOR SHAREHOLDER NOMINATIONS AND SHAREHOLDER PROPOSALS. The Present Charter and the New Charter both generally provide that, at any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any shareholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in the bylaws.

         The Present Charter and New Charter generally provide that any shareholder desiring to nominate candidates for election as directors must deliver written notice to the Secretary of the Corporation which must be received at the executive offices of the Corporation at least sixty (60) days prior to the date of the mailing of proxy materials in connection with the immediately preceding annual meeting. The Present Charter and New Charter also generally provide that any shareholder desiring to make a proposal for new business at a meeting of shareholders must deliver written notice to the Secretary of the Corporation which must be received at the executive offices of the Corporation at least sixty (60) days prior to the anniversary of the mailing of proxy materials in connection with the preceding year's annual meeting. In all cases such written notice must be in the form prescribed by the Present Charter and New Charter.

         Adequate advance notice of shareholder proposals and nominations gives management time to evaluate such proposals and nominations and to determine whether to recommend to the shareholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's proposals or nominations if shareholders believe such proposals or nominations are not in their best interests.

         SHAREHOLDERS' INSPECTION RIGHTS. Under Ohio Law upon written demand stating the specific purpose, any shareholder may inspect the corporation's stock ledgers, the shareholders' list and its other books and record for any purpose reasonably related to such person's interest as a shareholder. Maryland Law provides that the corporation's books of account, its stock ledger and the shareholders' list may be inspected only by one or more persons who together have been shareholders of record for at least six months and who together hold at least 5% of the outstanding stock of any class.

         SPECIAL MEETINGS OF SHAREHOLDERS. The Present Charter and New Charter provide that special meetings of shareholders may only be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors, the Chairman of the Board, the President, or by the Secretary of the Corporation at the written request of shareholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting pursuant to the Present Charter and 25% of all such votes pursuant to the New Charter.

         SHAREHOLDER ACTION WITHOUT A MEETING. Ohio Law and Maryland Law and the Present Charter and New Charter provide that any action to be taken or which may be taken at any annual or special meeting may be taken, without a meeting if a consent in writing, setting forth the action so taken is given by the holders of all outstanding shares entitled to vote on the matter. A written waiver of any right to dissent also must signed by each shareholder entitled to notice of the meeting but not entitled to vote.

         BUSINESS COMBINATION PROVISIONS; ANTITAKEOVER STATUTES. Ohio Law and Maryland Law regulate transactions with major stockholders after they become major stockholders. Chapter 1704 of the OGCL provides that, unless the articles of incorporation or code of regulations of a corporation otherwise provide, an "issuing public corporation" may not engage in a "Chapter 1704 transaction" for three years following the date on which a person becomes an "interested shareholder" with that interested shareholder unless the Chapter 1704 transaction is approved by the corporation's board of directors prior to the time the person becomes an interested shareholder. "Chapter 1704 transactions" include mergers, consolidations, combinations, liquidations, recapitalizations and other transactions involving 5% or more of the assets or shares of the issuing public corporation or 10% of more of its earning power. After the initial three-year moratorium such transactions are prohibited absent approval be disinterested shareholders or unless the transaction meets certain statutorily defined fair price provisions. The Present Charter provides that it shall not be governed by this statute.

         CONTROL SHARE ACQUISITIONS. Under the Section 1701.831 of the Ohio Law (the "Ohio Control Share Statute"), unless the articles of incorporation or code of regulations of a corporation otherwise provide, any control share acquisition of an "issuing public corporation" can only be made with the prior approval of the corporation's shareholders. A control share acquisition for purposes of
Section 1701.831 of the Ohio Law is defined as any acquisition of shares of a corporation that, when added to all other shares of that corporation owned by the acquiring person, would enable that person to exercise levels of voting power in any of the following ranges: at least 20% but less than 33 1/3%; at least 33 1/3% but less than 50%; or 50% or more. The Present Charter provides that the Ohio Control Share Statute does not apply to the Corporation.

         Maryland Law prohibits an interested stockholder from engaging in a wide range of business combinations similar to those prohibited by Ohio Law. Under Maryland Law, however, an interested stockholder is a person or group that owns 10% or more of the voting stock of the corporation and the restricted period is for five years after the interested stockholder crosses the 10% threshold. Maryland Law also provides for certain exemptions from these restrictions on transactions involving an interested stockholder.

         The Present Charter and New Charter contain provisions relating to business combinations (as defined therein). The Present Charter and the New Charter both require that certain business combinations between the Corporation (or any majority-owned subsidiary thereof) and a 10% or more shareholder ("Related Person") be approved by at least 80% of the total number of outstanding voting shares, voting as a single class, of the Corporation unless the transaction (i) is authorized by a majority of the directors of the Board of Directors who are unaffiliated with the Related Person and who were directors prior to the time that the Related Person became a Related Person, or (ii) meets certain fair price requirements. If the Corporation's Board gives such approval or such fair price requirements are met, only the affirmative vote of the majority of the outstanding stock, voting as a single class, would be required. The New Charter also provides that the Corporation has elected not to be governed by the Maryland Law relating to business combinations.

         Maryland Law also contains a control share statute which requires an interested investor who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested shareholders before it may exercise voting rights. Under Maryland Law, certain notice and informational filings and special shareholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of an issuer's shares which would entitle the acquiror, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (i) one-fifth or more but less than one-third of such voting power; (ii) one-third or more but less than a majority of such voting power; or (iii) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by two-thirds of the voting power of the issuer, excluding the combined voting power of the "interested shares," being the shares held by the intended acquiror and the directors and officers of the issuer. The application of the Maryland control share statute may be made inapplicable to a company by its corporate governance documents, as the New Charter so provides.

         Under the Present Charter, generally any repurchase of stock by the Corporation from a shareholder who owns more than 5% of the outstanding voting stock must be approved by a vote of 80% of the disinterested shareholders. This provision generally does not apply to any purchase made as part of a tender offer or exchange offer by the Corporation, any open market purchase program, or any purchase made at market price which is approved by the majority of the Board of Directors. Similar restrictions are not imposed upon the Corporation under Maryland Law or the New Charter.

         CONSOLIDATION, MERGERS, SHARE EXCHANGE AND TRANSFER OF ASSETS. In addition to the antitakeover provisions discussed above, Maryland Law requires consolidations, mergers, share exchanges and certain asset transfers to be approved by a two-thirds vote of the voting power of the corporation, which vote requirement can be reduced to a majority of the voting power of the corporation, as so provided in the New Charter. Ohio Law does not require shareholder approval in the case of asset and share acquisitions and, in general, requires approval of mergers and disposition of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

         AMENDMENT OF CERTIFICATE OF INCORPORATION, ARTICLES OF INCORPORATION AND BYLAWS. No amendment of the Present Charter may be made unless it is approved by a majority of the Board of Directors, and approved by the holders of a majority of the total votes eligible to be cast at a legal meeting; provided, however, that approval by at least 75% of the outstanding shares entitled to vote is generally required for certain provisions, such as provisions relating to number, classification, election and removal of directors; amendments of bylaws, call of special shareholder meetings; voting limitations; offers to acquire and acquisitions of control; director liability; certain business combinations; power of indemnification; and amendments to provisions relating to the foregoing. The Present Bylaws may be amended by a majority vote of the Board of Directors or 75% of the total votes eligible to be voted at a duly constituted meeting of shareholders.

         The New Charter generally provides that the New Charter and New Bylaws may be amended in a similar manner as the Present Charter and Present Bylaws, and includes the numerous supermajority voting provisions required to amend various provisions contained therein.

         SHAREHOLDERS' RIGHTS IN CERTAIN TRANSACTIONS. Maryland Law provides generally, with certain exceptions hereinafter described, that a shareholder of a Maryland corporation has the right to demand and receive payment of the fair value of the shareholder's stock from a successor corporation if (i) the corporation merges or consolidates with another corporation, (ii) the shareholder's stock is to be acquired in a share exchange, (iii) the corporation transfers its assets other than in the ordinary course of business, or (iv) the corporation alters its charter in a way which alters contractual rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the shareholder's rights, unless the right to do so is reserved by the charter of the corporation.

         A shareholder must file with the corporation a demand in writing for the fair cash value of his shares within certain time periods depending on the transaction involved. Maryland Law provides that the right to fair value does not apply, with certain exceptions, if (i) the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., (ii) the stock is that of a successor in a merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or (iii) the stock is that of an open-end investment company registered with the Securities and Exchange Commission and the value placed on the stock in the transaction is its net asset value.

         Ohio Law provides similar rights in the context of a merger or consolidation only. Such rights are not available, however, with respect to the merger of a parent corporation with a wholly owned subsidiary corporation, as in the Merger discussed herein pursuant to 1701.80 of the OGCL.

         IF THE REINCORPORATION PROPOSAL IS APPROVED BY SHAREHOLDERS, AFTER CONSUMMATION OF THE MERGER, SHAREHOLDERS WILL HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE TYPES OF TRANSACTIONS DESCRIBED UNDER MARYLAND LAW ABOVE.

         ANTI-TAKEOVER EFFECTS. Many of the provisions contained in the New Charter and New Bylaws and under Maryland Law are similar to the provisions contained in the Present Charter, Present Bylaws and under Ohio Law. These provisions could have the effect of discouraging an acquisition of the Corporation or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Corporation's common stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, shareholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so.

         COSTS. The Corporation, if incorporated in Maryland, would not be subject to any annual franchise tax.

Possible Disadvantages of the Reincorporation Proposal

         Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Corporation and its shareholders, shareholders should be aware that many provisions in the New Charter, the New Bylaws and under Maryland Law have not yet received extensive scrutiny and interpretation by the Maryland courts. The Board of Directors, however, believes Maryland Law will provide the Corporation with the comprehensive, flexible structure which it needs to operate effectively.

Tax Consequences

         The Corporation has received an opinion from its special counsel, Elias, Matz, Tiernan & Herrick, LLP, Washington, D.C., to the effect that the proposed Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the shareholders of the Corporation as a result of the Merger and (ii) the basis and holding period for the stock of MCSi Maryland received by the shareholders of the Corporation in exchange for Common Stock of the Corporation will be the same as the basis and holding period of the stock of the Corporation exchanged therefor. The Merger will have no federal income tax effect on the Corporation. State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

Abandonment

         Notwithstanding a favorable vote of the shareholders, the Corporation reserves the right by action of its Board of Directors to abandon the proposed reincorporation prior to the Effective Date of the Merger if it determines that such abandonment is in the best interests of the Corporation. The board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

Vote Required

         Pursuant to Ohio Law and the Present Charter, the affirmative vote of the holders of a majority of the outstanding shares of the Corporation's Common Stock is required for approval of the Merger to effectuate the reincorporation of the Corporation in Maryland. Approval of the Reincorporation Proposal by shareholders of the Corporation will constitute specific approval of the Merger Agreement, the New Charter and New Bylaws, and of all other transactions and proceedings relating to the Merger, including ratification of the directors of the Corporation in the classes as set forth under "-Comparison of Shareholder Rights-Board of Directors," the assumption by the surviving Corporation of the Corporation's Stock Option Plans and all other employee benefit plans and agreements, and the obligations of the Corporation under such plans and agreements.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION PROPOSAL AND THE MERGER WHICH WILL EFFECTUATE THE PROPOSED REINCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.

                  PROPOSAL TO ADOPT THE 2000 STOCK OPTION PLAN

         General. The Board of Directors has adopted the 2000 Stock Option Plan which is designed to attract and retain qualified officers and other employees, provide officers and other employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward officers and other employees for outstanding performance. The 2000 Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options") and non-qualified or compensatory stock options (together the "options"). The Board of Directors believes that the 2000 Stock Option Plan is necessary because it will continue to motivate Company employees to perform well and because all options currently available under the 1996 Stock Option Plan [AND THE 1998 STOCK OPTION PLAN] have been granted. Accordingly, the Board of Directors believes that the 2000 Stock Option Plan is in the best interest of the Company and its stockholders.

         DESCRIPTION OF THE 2000 STOCK OPTION PLAN. The following description of the 2000 Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the 2000 Stock Option Plan, a copy of which is attached hereto as Appendix D.

         ADMINISTRATION. The 2000 Stock Option Plan will be administered and interpreted by the Compensation Committee of the Board of Directors (the "Option Committee") which is composed of non-employee directors.

         STOCK OPTIONS. Under the Stock Option Plan, the Option Committee will determine, among other things, which officers and employees will be granted options, the performance goals which must be met to receive options, the number of shares subject to each option, the exercise price of the option, whether such options may be exercised by delivering other shares of Common Stock or other consideration and when such options become exercisable. The per share exercise price of incentive stock options is required by the Code to be at least equal to the fair market value of a share of Common Stock on the date the option is granted. Compensatory or non-qualified options may have an exercise price no less than 85% of the fair market value of a share of Common Stock on the date of grant. The Code also requires that the aggregate fair market value of the Common Stock with respect to which the incentive stock options are exercisable for the first time by the optionee during any calendar year cannot exceed $100,000. Moreover, any person who owns 10.0% or more of the voting power of the Common Stock may not receive incentive stock options whose exercise price is less than 110.0% of the fair market value of a share of Common Stock of the Company of the date of grant.

         Options will become vested and exercisable in the manner specified by the Option Committee and all options will become fully vested and exercisable in the event of a change in control of the Company, as defined in the 2000 Stock Option Plan. Each option or portion thereof will be exercisable at any time on or after it vests and is exercisable until ten years after its date of grant or three months after the date on which the optionee's employment terminates, unless extended by the Option Committee to a period not to exceed five years from such termination. However, failure to exercise options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. Incentive stock options are non-transferable except by will or the laws of descent and distribution; compensatory or non-qualified stock options may be transferred to an optionee's spouse, lineal descendants, ascendants or to a trust established for the benefit of one of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         NUMBER OF SHARES COVERED BY THE 2000 STOCK OPTION PLAN. A total of 900,000 shares of Common Stock has been reserved for issuance pursuant to the 2000 Stock Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the 2000 Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

         AMENDMENT AND TERMINATION OF THE 2000 STOCK OPTION PLAN. Unless sooner terminated, the 2000 Stock Option Plan shall continue in effect for a period of ten years from the effective date, which is April __ , 2000, the date the 2000 Stock Option Plan was adopted by the Board and became effective by its terms. Termination of the 2000 Stock Option Plan shall not affect any previously granted options. The Board of Directors may at any time terminate or amend the 2000 Stock Option Plan with respect to any shares of Common Stock as to which options have not been granted, subject to any required stockholder approval.

         FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory or non-qualified stock options is different. As regards to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory or non-qualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee.

         In the event a compensatory or non-qualified stock option is issued that has en exercise price as of the date of grant which is substantially lower than the fair market value of the underlying Common Stock so that the tendering of the exercise price is not considered a substantial obstacle to the ultimate receipt of the underlying Common Stock, the Internal Revenue Service may deem the underlying stock to have been constructively received by the optionee i which case the optionee will be treated as having exercised the option and the tax consequence will be the same as discussed above.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         ACCOUNTING TREATMENT. So long as an option is granted at fair market value on the date of grant, neither the grant nor the exercise of an incentive stock option or a compensatory or non-qualified stock option under the 2000 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. If a non-qualified option has an exercise price of less than fair market value, the Company would be required to accrue a charge of compensation. In certain circumstances, shares issuable pursuant to outstanding options under the 2000 Stock Option Plan might be considered outstanding for purposes of calculating diluted earnings per share.

         STOCKHOLDER APPROVAL. No options will be granted under the 2000 Stock Option Plan unless the 2000 Stock Option Plan is approved by stockholders. Stockholder ratification of the 2000 Stock Option Plan will satisfy certain Nasdaq market listing and tax requirements.

           OPTIONS TO BE GRANTED. No options have been granted to date under the 2000 Stock Option Plan and no determination has been made at this time regarding the amount or timing of options to be made under the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 2000 STOCK OPTION PLAN.

                        PROPOSAL TO APPROVE THE COMPANY'S
                  2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         GENERAL. The Board of Directors has approved the 2000 Non-Employee Directors Stock Option Plan (the "Directors Plan"), a self-governing plan that provides for automatic grants of non-qualified stock options on the date of each annual meeting of stockholders, commencing with the 2001 annual stockholders meeting, to each non-employee director of the Company, so long as shares of Common Stock remain available under the Directors Plan. The Directors Plan is designed to promote the long-term growth and financial success of the Company by enabling it to attract, retain and motivate non-employee members of the Company's Board of Directors by providing for or increasing their proprietary interest in the Company.

         DESCRIPTION OF THE DIRECTORS PLAN. The following description of the Directors Plan is a summary of its terms and is qualified in its entirety by reference to the Directors Plan, a copy of which attached hereto as Appendix E.

           The Directors Plan calls for the grant of options covering 15,000 shares of Common Stock to each person who is a non-employee director as of the date of this Annual Meeting, which options will vest in 5,000 share increments. The options shall vest over a three year period on the date of each Annual Meeting beginning with the 2000 Annual Meeting, except that all such options shall become immediately vested if the Company engages in a Business Combination, defined by the Company's Articles of Incorporation.

         All of the options granted under the Directors Plan, shall become immediately exercisable in full on the date of grant. The exercise price of each option is the fair market value of the Common Stock on the date of grant. Each option expires upon the earlier of ten years after grant or one year after the death of the recipient director. A total of 100,000 share of Common Stock have been reserved for future grants of options under the Directors Plan.

         FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Internal Revenue Code of 1986, as amended ("Code"), the difference between the fair market value on the date of exercise and the option exercise price of a non-qualified option generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. The foregoing description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same under the federal income tax laws.

         ACCOUNTING TREATMENT. Neither the grant nor the exercise of a non-qualified stock option under the Directors Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS")

No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair market value method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company uses the intrinsic value method, under which pro forma disclosure is included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has appointed
PricewaterhouseCoopers LLP, independent accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2000, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in May 2001, must be received at the principal executive offices of the Company, 4750 Hempstead Station Drive, Dayton, Ohio 45429, Attention: Thomas C. Winstel, Secretary, no later than December 8, 2000.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article IX.C. of the Company's Articles, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company at the close of business no later than February 6, 2001.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1999 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO IRA H. STANLEY, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, MIAMI COMPUTER SUPPLY CORPORATION, 4750 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

                                      By Order of the Board of Directors

                                      Thomas C. Winstel
                                      Corporate Secretary

April 7, 2000

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN

                                   MCSi, INC.

                                       AND

                        MIAMI COMPUTER SUPPLY CORPORATION

                  This Plan of Reorganization and Agreement of Merger (hereinafter called the "Merger Agreement") is made as of March 24, 2000, by and between Miami Computer Supply Corporation, an Ohio corporation ("MCSi Ohio") and MCSi, Inc., a Maryland corporation ("MCSi Maryland"). MCSi Ohio and/or MCSi Maryland, when reference is made to the entity irrespective of the state of incorporation, is sometimes herein referred to as the "Company."

                                   WITNESSETH:

                  WHEREAS, MCSi Ohio is a corporation duly organized and existing under the laws of the State of Ohio;

                  WHEREAS, MCSi Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

                  WHEREAS, as of the date of this Merger Agreement, MCSi Ohio has authority to issue 30,000,000 shares of common stock, no par value per share, of which 12,065,107 shares are issued and outstanding; and 5,000,000 shares of preferred stock, par value $.01 per share, none of which are issued or outstanding;

                  WHEREAS, as of the date of this Merger Agreement, MCSi Maryland has authority to issue 30,000,000 shares of common stock, no par value per share, of which of which 100 shares are issued and outstanding and owned by MCSi Ohio; and 5,000,000 shares of preferred stock, no par value per share, none of which are issued or outstanding;

                  WHEREAS, the respective Boards of Directors of MCSi Ohio and MCSi Maryland have determined that, for the purpose of effecting the reincorporation of MCSi Ohio in the State of Maryland, it is advisable and to their advantage and the advantage of their respective stockholders that MCSi Ohio merge with and into MCSi Maryland upon the terms and conditions herein provided; and

                  WHEREAS, the respective Boards of Directors of MCSi Ohio and MCSi Maryland have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.

                                    AGREEMENT

                  NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that MCSi Ohio shall merge with and into MCSi Maryland on the following terms, conditions and other provisions:

                              TERMS AND CONDITIONS

                  1.1 Merger. Subject to approval of the respective stockholders of MCSi Ohio and MCSi Maryland and the receipt of all required regulatory approvals, MCSi Ohio shall be merged with and into MCSi Maryland (the "Merger"), and MCSi Maryland shall be the surviving corporation, effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

                  1.2 Succession. Upon the Effective Date, MCSi Maryland shall succeed to all of the rights, privileges, powers and property of MCSi Ohio in the manner of and as more fully set forth in Section 3-114 of the Maryland General Corporation Law.

                  1.3 Common Stock of MCSi Ohio. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, no par value per share, of MCSi Ohio outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of MSB Maryland, no par value per share.

                  1.4 Common Stock of MCSi Maryland. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, no par value per share, of MCSi Maryland outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

                  1.5 Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, no par value per share, of MCSi Ohio shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, no par value per share, of MCSi Maryland into which the shares of MCSi Ohio represented by such certificates have been converted as herein provided. The registered owner on the books and records of MCSi Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to MCSi Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of MCSi Maryland evidenced by such outstanding certificate as above provided.

                  1.6 Options. Upon the Effective Date, MCSi Maryland will assume and continue all of MCSi Ohio's stock option plans, including but not limited to the 1996 Stock Option Plan, the 1998 Stock Option Plan and the 1996 Non-Employee Director Stock Option Plan, and the outstanding and unexercised portions of all options and rights to buy common stock, no par value per share, of MCSi Ohio shall become options or rights for the same number of shares of common stock, no par value per share, of MCSi Maryland, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, MCSi Maryland hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of MCSi Ohio with respect thereto.

                  1.7 Other Employee Benefit Plans. Upon the Effective Date, MCSi Maryland will assume all obligations of MCSi Ohio under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

                  2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of MCSi Maryland in effect on the Effective Date (a copy of which is attached hereto and incorporated herein by this reference), shall continue to be the Articles of Incorporation of MCSi Maryland. The Bylaws of MCSi Maryland in effect on the Effective Date shall continue to be the Bylaws of MCSi Maryland.

                  2.2 Directors. The directors of MCSi Maryland immediately preceding the Effective Date shall remain the directors of MCSi Maryland on and after the Effective Date. Such directors of MCSi Maryland shall hold office in the classes and for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

                  2.3 Officers. The officers of MCSi Maryland shall remain the officers of MCSi Maryland upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.

                               III. MISCELLANEOUS

                  3.1 Further Assurances. From time to time, as and when required by MCSi Maryland or by its successors and assigns, there shall be executed and delivered on behalf of MCSi Ohio such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in MCSi Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of MCSi Ohio, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of MCSi Maryland are fully authorized in the name of and on behalf of MCSi Ohio or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                  3.2 Amendment. At any time before or after approval by the stockholders of MCSi Ohio, this Merger Agreement may be amended in any manner (except that Section 1.3 and 1.4 may not be amended without the approval of the stockholders of MCSi Ohio) as may be determined in the judgment of the respective Boards of Directors of MCSi Ohio and MCSi Maryland to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

                  3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either MCSi Ohio or MCSi Maryland or both, notwithstanding the approval of this Merger Agreement by the stockholders of MCSi Ohio.

                  3.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

                  IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of MCSi Ohio and MCSi Maryland, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                                          MIAMI COMPUTER SUPPLY CORPORATION

ATTEST:

By:       ________________________                By:     _________________________________
          Thomas C. Winstel                                          Ira H. Stanley
          Secretary                                                  Vice President and Chief Financial Officer


                                                          MCSi, INC.

ATTEST:

By:       ________________________                By:     _________________________________
          Thomas C. Winstel                                           Michael E. Peppel
          Secretary                                                   President


                                                                      APPENDIX B

                            ARTICLES OF INCORPORATION

                                       OF

                                   MCSi, INC.

                  The undersigned, Michael E. Peppel, whose address is 4750 Hempstead Station Drive, Dayton, Ohio, 45429, being at least 18 years of age, acting as sole incorporator, does hereby form a corporation under the General Laws of the State of Maryland having the following Charter:

                                    ARTICLE I

                                      NAME

                  NAME. The name of the corporation is MCSi, Inc. (hereinafter referred to as the "Corporation").

                                   ARTICLE II

                                    DURATION

                  DURATION. The period of duration of the existence of the Corporation is perpetual.

                                   ARTICLE III

                             PURPOSE; EFFECTIVE DATE

                  PURPOSE AND EFFECTIVE DATE. The purpose of the Corporation is to sell computer equipment, accessories and supplies in the United States of America and in other countries at such times and places and in such manner as may be permitted under the applicable laws of the United States, the State of Maryland and the several states and to engage in any other lawful activity or business for which a corporation may be incorporated under the Maryland General Corporation Law (the "MGCL.") The Corporation shall have all of the general powers of a corporation as provided by the MGCL. These Articles of Incorporation ("Articles") shall become effective upon the date that they are accepted by the Secretary for record.

                                   ARTICLE IV

                                PRINCIPAL OFFICE

                  PRINCIPAL OFFICE. The address of the principal office of the Corporation in the State of Maryland, until such time as the Board of Directors shall direct the establishment of a different principal office in compliance with the Corporation's Bylaws (the "Bylaws") and applicable Maryland law is 300 East Lombard Street, Baltimore, Maryland 21202.

                                    ARTICLE V

                                  CAPITAL STOCK

                  CAPITAL STOCK. The total number of shares of capital stock which the Corporation has authority to issue is thirty five million (35,000,000), of which thirty million (30,000,000) shall be common stock, no par value per share (hereinafter the "Common Stock") and of which five million (5,000,000) shall be preferred stock, no par value per share (hereinafter the "Preferred Stock"). The Board of Directors shall have the authority to establish series of unissued shares of any class of capital stock by fixing and determining the number, designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the same extent that such number, designations, preferences, limitations and relative rights could be stated if fully set forth in these Articles of Amendment. Except to the extent required by governing law, the shares of capital stock may be issued from time to time by resolution of the Board of Directors without further approval of stockholders. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor, which capital stock, unless otherwise stated herein or in any resolution relating to the Preferred Stock, shall constitute authorized but unissued shares and may then be issued by the Corporation as set forth herein.

                  A description of the different classes and series (if any) of the Corporation's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series (if any) of capital stock are as follows:

                  A. COMMON STOCK. Except as provided in this Article V (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto), the exclusive voting power shall be vested in the Common Stock, the holders thereof being entitled to one vote for each share of such Common Stock standing in the holder's name on the books of the Corporation. Subject to any rights and preferences of any class of stock having preference over the Common Stock, holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive pro rata the remaining assets of the Corporation after the payment or provision for payment of the Corporation's debts and liabilities and after the holders of any class of stock having preference over the Common Stock have been paid in full any sums to which they may be entitled.

                  B. PREFERRED STOCK. The Board of Directors is hereby expressly authorized to provide, by resolution or resolutions, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

                            (a) The designation of such series, the number of
shares to constitute such series and the stated value thereof;

                            (b) Whether the shares of such series shall have
voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

                            (c) The dividends, if any, payable on such series,
whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

                            (d) Whether the shares of such series shall be
subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

                            (e) The amount or amounts payable upon shares of
such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                            (f) Whether the shares of such series shall be
subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

                            (g) Whether the shares of such series shall be
convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                            (h) The price or other consideration for which the
shares of such series shall be issued;

                            (i) Whether the shares of such series which are
redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock;

                            (j) The limitations and restrictions, if any, to be
effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

                            (k) The conditions or restrictions, if any, upon the
creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

                            (l) Any other powers, preferences and relative,
participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

                  The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, shall be identical, except that there may be variations in respect of: the dividend or distribution rate; the dates from which dividends thereon shall accrue and/or be cumulative; the dates of the payment of dividends; redemption rights and price; liquidation price; sinking fund requirements; conversion rights; and restrictions on the issuance of shares of the same series or of any other class or series.

                  Prior to the issuance of any shares of a series of capital stock established by resolution adopted by the Board of Directors, if such issuance is the first issuance of shares of such series since the resolution was adopted, the Corporation shall file with the Secretary for record articles of amendment as required by the MGCL. Upon the filing of such articles of amendment with the Secretary, the resolution establishing and designating the series and fixing and determining the preferences, limitations and relative rights thereof shall become an amendment of these Articles.

                                   ARTICLE VI

                              NO PREEMPTIVE RIGHTS

                  NO PREEMPTIVE RIGHTS. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right or otherwise, to subscribe for or purchase any part of any new or additional issue of equity or debt of any class or series whatsoever, of the Corporation, or of securities convertible into equity or debt of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

                                   ARTICLE VII

                               BOARD OF DIRECTORS

                  DIRECTORS. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The current number of directors of the Corporation is five (5). The names of the current members of the Board of Directors of the Corporation are: Robert G. Hecht, Richard L. Posen, Harry F. Radcliffe, Michael E. Peppel and Thomas C. Winstel. The business address of each member of the Board of Directors of the Corporation is 4750 Hempstead Station Drive, Dayton, Ohio 45429.

                  Except as otherwise fixed pursuant to the provisions of
Article V hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors shall be determined by resolution of the majority of the entire Board of Directors as provided in the Corporation's Bylaws, as may be amended from time to time, provided, however, that the number of directors shall not be less than three nor greater than twenty-one. Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. No holder of the capital stock of the Corporation shall be permitted to cumulate his votes in the election of directors.

                  A. CLASSIFICATION AND TERM. The Board of Directors, other than those directors who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, may, by resolution of the majority of the Whole Board of Directors and a majority of the Continuing Directors then in office (as defined by Article
X) be divided into two or three classes as nearly equal in number as possible, each class having not less than three directors, with one class to be elected annually, as set forth in the Bylaws of the Corporation. The terms of all of the current directors shall expire at the annual meeting of stockholders to be held in 2001 and, unless the Board is divided into classes as permitted hereby, all Directors shall be elected annually.

                  B. VACANCIES. Except as otherwise fixed pursuant to the provisions of Article V hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors or otherwise, shall be filled by a majority vote of the Whole Board of Directors and a majority of the Continuing Directors then in office (as defined by Article
X) though less than a quorum of the Board of Directors, or by a sole remaining director, and any director so chosen shall be elected until the next succeeding annual meeting of stockholders, and until such director's successor shall have been elected and qualified. Whenever the holders of any class or series of shares or group of classes or series of shares are entitled to elect one or more directors by the provisions of these Articles of Amendment, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of increase in the number of such directors shall be filled by the affirmative vote of a majority vote of the Whole Board of Directors and a majority of the Continuing Directors then in office (as defined by Article X), though less than a quorum of the Board of Directors, or by a sole remaining director, and any director so chosen shall be elected until the next succeeding annual meeting of stockholders such director's successor shall have been elected and qualified. When the number of directors is changed, the Board of Directors shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided that no decrease in the number of directors shall shorten the term of any incumbent director.

                  C. REMOVAL. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office (i) by the Board of Directors, if by order of court he has been found to be of unsound mind, or if he is adjudicated bankrupt, or if, within sixty (60) days from the date of his election he does not qualify as a director by accepting in writing his election or by acting at a meeting of directors, or
(ii) with or without cause by an affirmative vote of not less than two-thirds of the votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose. Whenever the holders of any class or series of capital stock of the Corporation are entitled to elect one or more directors by the provisions of these Articles or any amendment or supplement thereto, only the holders of shares of that class or series of capital stock shall be entitled to vote for or against the removal of any director elected by the holders of the shares of that class or series. At least thirty (30) days prior to such meeting of stockholders, written notice shall be sent to the director whose removal will be considered at the meeting.

                  D. NOMINATIONS OF DIRECTORS. Nominations of candidates for election as directors of the Corporation at any annual meeting of stockholders may be made (i) by, or at the direction of, a majority of the Board of Directors, or (ii) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in this
Article VII.D. shall be eligible for election as directors at an annual meeting. Ballots bearing the names of all the persons who have been nominated for election as directors at an annual meeting in accordance with the procedures set forth in this Article VII.D. shall be provided for use at the annual meeting.

                  Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Article VII.D. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Corporation not less than (i) with respect to an election to be held at any annual meeting of stockholders of the Corporation,
(a) for the first such annual meeting after the filing of these Articles the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders, and (b) thereafter, sixty (60) days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation; and (ii) with respect to a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Corporation stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of
Schedule 14A (or any successors of such items); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Corporation stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual or special meeting of stockholders shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

                  The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of this Article VII.D. If the Board of Directors, or a designated committee thereof, determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Article VII.D. in any material respect, the Secretary of the Corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the stockholder, as the Board of Directors or such committee thereof shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee thereof reasonably determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of this
Article VII.D. in any material respect, then the Board of Directors may reject such stockholder's nomination. The Secretary of the Corporation shall notify a stockholder in writing whether his nomination has been made in accordance with the time and informational requirements of this Article VII.D. Notwithstanding the procedures set forth in this paragraph, if neither the Board of Directors nor such committee thereof makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of this Article VII.D. If the presiding officer determines that a nomination was made in accordance with the terms of this
Article VII.D., he shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee. If the presiding officer determines that a nomination was not made in accordance with the terms of this Article VII.D., he shall so declare at the annual meeting and the defective nomination shall be disregarded.

                  Notwithstanding the foregoing, and except as otherwise required by law or by further articles of amendment of these Articles, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of this Article VII.D. shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

                  E. DISCHARGE OF DUTIES. In discharging the duties of their respective positions, the Board of Directors, committees of the Board and individual directors shall, in considering the best interests of the Corporation, consider the effects of any action upon the Corporation's stockholders, employees, suppliers, creditors, customers, the economy of the State of Ohio and of the United States of America, the communities in which offices or other establishments of the Corporation or any subsidiary are located, the long-term as well the short-term interests of the Corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the Corporation, and all other pertinent factors.

                                  ARTICLE VIII

           INDEMNIFICATION, ETC. OF OFFICERS, DIRECTORS, EMPLOYEES AND
                                     AGENTS

                  A. LIMITATION OF LIABILITY. The personal liability of the directors and officers of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the Maryland General Corporation Law as it exists on the effective date of this Certificate of Incorporation or as such law may be thereafter in effect. No amendment, modification or repeal of this Article 7 shall adversely affect the rights provided hereby with respect to any claim, issue or matter in any proceeding that is based in any respect on any alleged action or failure to act prior to such amendment, modification or repeal.

                  B. INDEMNIFICATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, by reason of the fact that such person is or was a director, trustee, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, partnership, joint venture, trust or other enterprise or employee benefit plan, against liability and expenses (including court costs and attorney's fees), judgments, fines, excise taxes and amounts paid in satisfaction, settlement or compromise actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent authorized by
Section 2-418 of the MGCL or any successor provision thereto.

                  C. ADVANCEMENT OF EXPENSES. Reasonable expenses incurred by a director, officer, employee or agent of the Corporation in defending an action, suit or proceeding described in Article VIII.B. shall be paid by the Corporation as they are incurred, in advance of the final disposition of such action, suit or proceeding, as authorized by the Board of Directors only upon receipt of written affirmation by or on behalf of such person in which he agrees to do both of the following: (i) repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with the deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation, and (ii) reasonably cooperate with the Corporation concerning the action, suit or proceeding.

                  D. OTHER RIGHTS AND REMEDIES. The indemnification provided by this Article VIII shall not be deemed to exclude any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Corporation's Articles, any insurance or other agreement, trust fund, letter of credit, surety bond, vote of stockholders or disinterested directors or otherwise, both as to actions in their official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, member, manager or agent and shall inure to the benefit of the heirs, executors and administrators of such person; provided that no indemnification shall be made to or on behalf of an individual in respect of any of the following: (i) any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that, a court of competent jurisdiction determines that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper; or (ii) any action or suit in which the only liability asserted against a director is pursuant to Section 2-312 of the MGCL or any successor thereto.

                  E. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, employee, member, manager or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, partnership, joint venture, trust or another enterprise or employee benefit plan, against any liability asserted against him or incurred by him in any such capacity, or arising out of his status, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or the MGCL.

                  F. MODIFICATION. The duties of the Corporation to indemnify and to advance expenses to a director, officer, employee or agent provided in this Article VIII shall be in the nature of a contract between the Corporation and each such director, officer, employee or agent and no amendment or repeal of any provision of this Article VIII shall alter, to the detriment of such director, officer, employee or agent, the right of such person to the advance of expenses or indemnification related to a claim based on an act or failure to act which took place prior to such amendment or repeal.

                                   ARTICLE IX

               MEETINGS OF STOCKHOLDERS AND STOCKHOLDER PROPOSALS

                  A. SPECIAL MEETINGS OF STOCKHOLDERS. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Whole Board of Directors and a majority of the Continuing Directors then in office (as defined by Article X),
(ii) the Chairman of the Board, (iii) the President, or (iv) the holders of not less than 25 percent of all votes outstanding and entitled to be cast on any issue proposed to be considered at such special meeting. A request for a special meeting of stockholders by stockholders of the Corporation shall state the purpose of the meeting and the matters proposed to be acted on. The Secretary of the Corporation shall inform the stockholders who make the request for the special meeting of the reasonably estimated cost of preparing and mailing a notice of the meeting and on payment of such costs to the Corporation, the Secretary shall notify each stockholder entitled to notice of the special meeting.

                  B. ACTION WITHOUT A MEETING. Any action permitted to be taken by the stockholders at a meeting may be taken without a meeting if consent in writing setting forth the action so taken shall be signed by all of the stockholders who would be entitled to vote at a meeting for such purpose and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it, and both are filed with the Secretary of the Corporation as part of the corporate records.

                  C. STOCKHOLDER PROPOSALS. At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting by, or at the direction of, (a) the Board of Directors or (b) any stockholder of the Corporation who complies with all the requirements set forth in this Article IX.C.

                  Proposals, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Article IX.C. For stockholder proposals to be included in the Corporation's proxy materials, the stockholder must comply with all the timing and informational requirements of Rule 14a-8 of the Exchange Act (or any successor regulation). With respect to stockholder proposals to be considered at the annual meeting of stockholders but not included in the Corporation's proxy materials, the stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Corporation
(a) for the first such annual meeting after the filing of these Articles of Amendment, at the close of business on the tenth day following the date on which notice of such meeting is first given to stock-holders, and (b) thereafter not less than sixty (60) days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation. Such stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Corporation stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

                  The Board of Directors may reject any stockholder proposal not timely made in accordance with the terms of this Article IX.C. If the Board of Directors, or a designated committee thereof, determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Article IX.C. in any material respect, the Secretary of the Corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the stockholder, as the Board of Directors or such committee thereof shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee thereof determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of this Article IX.C. in any material respect, then the Board of Directors may reject such stockholder's proposal. The Secretary of the Corporation shall notify a stockholder in writing whether his proposal has been made in accordance with the time and informational requirements of this Article IX.C. Notwithstanding the procedures set forth in this paragraph, if neither the Board of Directors nor such committee thereof makes a determination as to the validity of any stockholder proposal, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in accordance with the terms of this Article IX.C. If the presiding officer determines that a stockholder proposal was made in accordance with the terms of this Article IX.C., he shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to any such proposal. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Article IX.C., he shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.

                  This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

                                    ARTICLE X

             CERTAIN BUSINESS COMBINATIONS AND ACQUISITIONS OF STOCK

                  A.                DEFINITIONS AND RELATED MATTERS.

                            (a) AFFILIATE. An "Affiliate" of, or a Person
"affiliated with," a specified Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

                            (b) ASSOCIATE. The term "Associate" when used to
indicate a relationship with any Person means:

                                    (i) Any corporation or organization (other
                           than the Corporation or a Subsidiary of the Corporation) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities;

                                    (ii) Any trust or other estate in which such
                           Person has a 10 percent or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity;

                                    (iii) Any relative or spouse of such Person,
                           or any relative of such spouse who has the same home as such Person; or

                                    (iv) Any investment company registered under
                           the Investment Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment advisor.

                            (c) BENEFICIAL OWNER. A Person shall be considered
the "Beneficial Owner" of any shares of stock (whether or not owned of record):

                                    (i) With respect to which such Person or any
                           Affiliate or Associate of such Person directly or indirectly has or shares (1) voting power, including the power to vote or to direct the voting of such shares of stock and/or (2) investment power, including the power to dispose of or to direct the disposition of such shares of stock;

                                    (ii) Which such Person or any Affiliate or
                           Associate of such Person has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, and/or (2) the right to vote pursuant to any agreement, arrangement or understanding (whether such right is exercisable immediately or only after the passage of time); or

                                    (iii) Which are Beneficially Owned within
                           the meaning of (i) or (ii) of this Article X.A.(c) by any other Person with which such first-mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding, written or oral, with respect to acquiring, holding, voting or disposing of any shares of stock of the Corporation or any Subsidiary of the Corporation or acquiring, holding or disposing of all or substantially all, or any Substantial Part, of the assets or businesses of the Corporation or a Subsidiary of the Corporation.

                  For the purpose only of determining whether a Person is the Beneficial Owner of a percentage specified in this Article X of the outstanding Voting Shares, such shares shall be deemed to include any Voting Shares which may be issuable pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise and which are deemed to be Beneficially Owned by such Person pursuant to the foregoing provisions of this Article X.A.(c).

                            (d) BUSINESS COMBINATION. A "Business Combination"
means:

                                    (i) The sale, exchange, lease, transfer or
                           other disposition to or with a Related Person or any Affiliate or Associate of such Related Person by the Corporation or any of its Subsidiaries (in a single transaction or a series of related transactions) of all or substantially all, or any Substantial Part, of its or their assets or businesses (including, without limitation, any securities issued by a Subsidiary);

                                    (ii) The purchase, exchange, lease or other
                           acquisition by the Corporation or any of its Subsidiaries (in a single transaction or a series of related transactions) of all or substantially all, or any Substantial Part, of the assets or business of a Related Person or any Affiliate or Associate of such Related Person;

                                    (iii) Any merger or consolidation of the
                           Corporation or any Subsidiary thereof into or with a Related Person or any Affiliate or Associate of such Related Person or into or with another Person which, after such merger or consolidation, would be an Affiliate or an Associate of a Related Person, in each case irrespective of which Person is the surviving entity in such merger or consolidation;

                                    (iv) Any reclassification of securities,
                           recapitalization or other transaction (other than a redemption in accordance with the terms of the security redeemed) which has the effect, directly or indirectly, of increasing the proportionate amount of Voting Shares of the Corporation or any Subsidiary thereof which are Beneficially Owned by a Related Person, or any partial or complete liquidation, spinoff or splitup of the Corporation or any Subsidiary thereof; provided, however, that this
                           Article X.A.(d)(iv) shall not relate to any transaction of the types specified herein that have been approved by the affirmative vote of at least two-thirds of the Whole Board of Directors and a majority of the Continuing Directors; or

                                    (v) The acquisition upon the issuance
                           thereof of Beneficial Ownership by a Related Person of Voting Shares or securities convertible into Voting Shares or any voting securities or securities convertible into voting securities of any Subsidiary of the Corporation, or the acquisition upon the issuance thereof of Beneficial Ownership by a Related Person of any rights, warrants or options to acquire any of the foregoing or any combination of the foregoing Voting Shares or voting securities of a Subsidiary.

                  As used in this definition, a "series of related transactions" shall be deemed to include not only a series of transactions with the same Related Person but also a series of separate transactions with a Related Person or any Affiliate or Associate of such Related Person.

                  Anything in this definition to the contrary notwithstanding, this definition shall not be deemed to include any transaction of the type set forth in Article X.A.(d)(i) through X.A.(d)(iii) between or among any two or more Subsidiaries of the Corporation or the Corporation and one or more Subsidiaries of the Corporation if such transaction has been approved by the affirmative vote of at least two-thirds of the Whole Board of Directors and a majority of the Continuing Directors on or prior to the Date of Determination.

                            (e) CONTINUING DIRECTOR. A "Continuing Director"
shall mean:

                                    (i) Each of the present directors of the
                           Corporation as set forth in Article VII, whether or not such person is a Related Person or an Affiliate or Associate of a Related Person, except that such designation shall in no way be deemed to affect or change or diminish the fiduciary duties of such person to the Corporation;

                                    (ii) An individual who is unaffiliated with
                           a Related Person and who was a member of the Board of Directors prior to the time that a Related Person acquired 10% or more of the Voting Shares; or,

                                    (iii) An individual who is unaffiliated with
                           a Related Person and who is designated before his or her initial election as a Continuing Director by a majority of the then Continuing Directors.

                            (f) DATE OF DETERMINATION. The term "Date of
Determination" means:

                                    (i) The date on which a binding agreement
                           (except for the fulfillment of conditions precedent, including, without limitation, votes of stockholders to approve such transaction) is entered into by the Corporation, as authorized by its Board of Directors, and another Person providing for any Business Combination; or,

                                    (ii) If such an agreement as referred to in
                           Article X.A.(f)(i) above is amended so as to make it less favorable to the Corporation and its stockholders, the date on which such amendment is approved by the Board of Directors of the Corporation; or,

                                    (iii) In cases where neither Article
                           X.A.(f)(i) nor (ii) shall be applicable, the record date for the determination of stockholders of the Corporation entitled to notice of and to vote upon the transaction in question.

                  A majority of the Continuing Directors shall have the power and duty to determine the Date of Determination as to any transaction under this
Article X. Any such determination shall be conclusive and binding for all purposes of this Article X.

                            (g) FAIR MARKET VALUE. The term "Fair Market Value"
shall mean:

                                    (i) In the case of stock, the highest
                           closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange - Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange or the American Stock Exchange, or, if such stock is not listed on such exchanges, on the principal United States securities exchange registered under the Exchange Act on which such shares are listed, or, if such shares are not listed on any such exchange, the highest closing price with respect to a share of such stock during the 30-day period preceding the date in question on the National Market System of the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, or, if not listed on the National Market System, the highest mean of the closing bid and asked quotations on the NASDAQ System during such 30-day period or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share as determined by a majority of the Continuing Directors in good faith; and

                                    (ii) In the case of property other than cash
                           or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.

                            (h) INDEPENDENT MAJORITY OF STOCKHOLDERS. The term
"Independent Majority of Stockholders" shall mean the holders of a majority of the outstanding Voting Shares that are not Beneficially Owned or controlled, directly or indirectly, by a Related Person.

                            (i) OFFER. The term "Offer" shall mean every offer
to buy or otherwise acquire, solicitation of an offer to sell, tender offer for, or request or invitation for tenders of, a security or interest in a security for value; PROVIDED that the term "Offer" shall not include: (a) inquiries directed solely to the management of the Corporation and not intended to be communicated to stockholders which are designed to elicit an indication of management's receptivity to the basic structure of a potential acquisition with respect to the amount of cash and/or securities, manner of acquisition and formula for determining price, or (b) non-binding expressions of understanding or letters of intent with the management of the Corporation regarding the basic structure of a potential acquisition with respect to the amount of cash and/or securities, manner of acquisition and formula for determining price.

                            (j) PERSON. The term "Person" shall mean any person,
partnership, corporation, or group or other entity (other than the Corporation, any Subsidiary of the Corporation or a trustee holding stock for the benefit of employees of the Corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements). When two or more Persons act as a partnership, limited partnership, syndicate, association or other group for the purpose of acquiring, holding or disposing of shares of stock, such partnership, syndicate, association or group shall be deemed a "Person."

                            (k) RELATED PERSON. The term "Related Person" shall
mean any Person who or which is (a) the Beneficial Owner, as of the Date of Determination, or immediately prior to the consummation of a Business Combination, of 10% or more of the Voting Shares; or (b) an Affiliate of the Corporation and at any time within the two-year period immediately prior to the announcement of a Business Combination was the Beneficial Owner, directly or indirectly, of 10% or more of the then outstanding Voting Shares; or (c) an assignee of or has otherwise succeeded to any Voting Shares which were at any time within the two-year period immediately prior to the announcement of a Business Combination Beneficially Owned by any Related Person, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, but shall not include Pittsburgh Investment Group LLC or any successor thereto.

                            (l) SUBSTANTIAL PART. The term "Substantial Part" as
used with reference to the assets of the Corporation, of any Subsidiary or of any Related Person means assets having a value of more than 10% of the total consolidated assets of the Corporation and its Subsidiaries as of the end of the Corporation's most recent fiscal year ending prior to the time the determination is being made.

                            (m) SUBSIDIARY. The term "Subsidiary" shall mean any
corporation or other entity of which the Person in question owns not less than 50 percent of any class of equity securities, directly or indirectly.

                            (n) VOTING SHARES. The term "Voting Shares" shall
mean shares of the Corporation entitled to vote generally in the election of directors.

                            (o) WHOLE BOARD OF DIRECTORS. The term "Whole Board
of Directors" shall mean the total number of directors which the Corporation would have if there were no vacancies.

                            (p) CERTAIN DETERMINATIONS WITH RESPECT TO ARTICLE
X.

                                    (i) A majority of the Continuing Directors
                           shall have the power to determine for the purposes of this Article X, on the basis of information known to them: (1) the number of Voting Shares of which any Person is the Beneficial Owner, (2) whether a Person is an Affiliate or Associate of another, (3) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of "Beneficial Owner" as hereinabove defined, (4) whether the assets subject to any Business Combination constitute a "Substantial Part" as hereinabove defined, (5) whether two or more transactions constitute a "series of related transactions" as hereinabove defined, (6) any matters referred to in Article X.A.(p)(ii) below, and (7) such other matters with respect to which a determination is required under this Article X.

                                    (ii) A Related Person shall be deemed to
                           have acquired a share of the Corporation at the time when such Related Person became a Beneficial Owner thereof. With respect to shares owned by Affiliates, Associates or other Persons whose ownership is attributable to a Related Person under the foregoing definition of Beneficial Owner, if the price paid by such Related Person for such shares is not determinable, the price so paid shall be deemed to be the higher of (1) the price paid upon acquisition thereof by the Affiliate, Associate or other Person or (2) the market price of the shares in question (as determined by a majority of the Continuing Directors) at the time when the Related Person became the Beneficial Owner thereof.

                            (q) FIDUCIARY OBLIGATIONS. Nothing contained in this
Article X shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

                  B.                APPROVAL OF BUSINESS COMBINATION.

                            (a) Except as provided in Article X.B.(b), neither
the Corporation nor any of its Subsidiaries shall become party to any Business Combination without the prior affirmative vote at a meeting of the Corporation's stockholders of:

                                    (i) The holders of not less than 80 percent
                           of the outstanding Voting Shares, voting separately as a class, and

                                    (ii) An Independent Majority of
                           Stockholders.

                  Such favorable votes shall be in addition to any stockholder vote which would be required without reference to this Article X.B.(a) and shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or otherwise.

                            (b) The provisions of Article X.B.(a) shall not
apply to a particular Business Combination, and such Business Combination shall require only such stockholder vote (if any) as would be required without reference to this Article X.B., if all of the conditions set forth in subparagraphs (i) through (vii) below are satisfied:

                                    (i) The ratio of (1) the aggregate amount of
                           the cash and the Fair Market Value of the other consideration to be received per share of Common Stock (as defined in Article V) of the Corporation in such Business Combination by holders of Common Stock other than the Related Person involved in such Business Combination, to (2) the market price per share of the Common Stock immediately prior to the announcement of the proposed Business Combination, is at least as great as the ratio of (x) the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) which such Related Person has theretofore paid in acquiring any Common Stock prior to such Business Combination, to (y) the market price per share of Common Stock immediately prior to the initial acquisition by such Related Person of any shares of Common Stock; and

                                    (ii) The aggregate amount of the cash and
                           the Fair Market Value of other consideration to be received per share of Common Stock in such Business Combination by holders of Common Stock, other than the Related Person involved in such Business Combination, is not less than the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) paid by such Related Person in acquiring any of its holdings of Common Stock; and

                                    (iii) If applicable, the ratio of (1) the
                           aggregate amount of the cash and the Fair Market Value of other consideration to be received per share of Preferred Stock (as defined in Article V) of the Corporation in such Business Combination by holders of Preferred Stock other than the Related Person involved in such Business Combination, to (2) the market price per share of the Preferred Stock immediately prior to the announcement of the proposed Business Combination, is at least as great as the ratio of (x) the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) which such Related Person has theretofore paid in acquiring any Preferred Stock prior to such Business Combination to (y) the market price per share of Preferred Stock immediately prior to the initial acquisition by such Related Person of any shares of Preferred Stock; and

                                    (iv) If applicable, the aggregate amount of
                           the cash and the Fair Market Value of other consideration to be received per share of Preferred Stock in such Business Combination by holders of Preferred Stock, other than the Related Person involved in such Business Combination, is not less than the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers'
                           fees) paid by such Related Person in acquiring any of its holdings of Preferred Stock; and

                                    (v) The consideration (if any) to be
                           received in such Business Combination by holders of stock other than the Related Person (whether Common Stock or Preferred Stock) involved shall, except to the extent that a stockholder agrees otherwise as to all or part of the shares which he owns, be in the same form and of the same kind as the consideration paid by the Related Person in acquiring Common Stock already owned by it; and

                                    (vi) After such Related Person became a
                           Related Person and prior to the consummation of such Business Combination:

                                             (1) such Related Person shall vote
                                    his shares in such a manner as to cause, to the extent necessary and within his power as a stockholder, the Board of Directors of the Corporation to include at all times representation by Continuing Directors proportionate to the ratio that the number of Voting Shares of the Corporation from time to time owned by stockholders who are not Related Persons bears to all Voting Shares of the Corporation outstanding at the time in question (with a Continuing Director to occupy any resulting fractional position among the directors);

                                             (2) such Related Person shall not
                                    have acquired from the Corporation, directly or indirectly, any shares of the Corporation (except (x) upon conversion of convertible securities acquired by it prior to becoming a Related Person or (y) as a result of a pro rata stock dividend, stock split or division of shares or (z) in a transaction which satisfied all applicable requirements of this Article X);

                                             (3) such Related Person shall not
                                    have acquired any additional Voting Shares of the Corporation or securities convertible into or exchangeable for Voting Shares except as a part of the transaction which resulted in such Related Person becoming a Related Person;

                                             (4) such Related Person shall not
                                    have (x) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation or any Subsidiary, or (y) made any major change in the Corporation's business or equity capital structure or entered into any contract, arrangement or understanding with the Corporation except any such change, contract, arrangement or understanding as may have been approved by the favorable vote of not less than a majority of the Whole Board of Directors and a majority of the Continuing Directors of the Corporation; and

                                             (5) except as approved by a
                                    majority of the Whole Board of Directors and a majority of the Continuing Directors, there shall have been: (x) no failure to declare and pay at the regular date therefor any dividends (whether or not cumulative) on any outstanding Preferred Stock; (y) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock); and (z) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the stock; and

                                    (vii) A proxy statement complying with the
                           requirements under the Exchange Act shall have been mailed to all holders of Voting Shares for the purpose of soliciting stockholder approval of such Business Combination. Such proxy statement is not required to be filed with or approved by the Securities and Exchange Commission unless otherwise required by law. Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which the Continuing Directors, or any of them, may have furnished in writing and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination from the point of view of the holders of Voting Shares other than any Related Person (such investment banking firm to be selected by a majority of the Continuing Directors, to be furnished with all information it reasonably requests, and to be paid a reasonable fee for its services upon receipt by the Corporation of such opinion).

                            (c) For purposes of Article X.B.(b)(i) through
X.B.(b)(iv) hereof, in the event of a Business Combination upon consummation of which the Corporation would be the surviving corporation or company or would continue to exist (unless it is provided, contemplated or intended that as part of such Business Combination or within one year after consummation thereof a plan of liquidation or dissolution of the Corporation will be effected), the term "other consideration to be received" shall include (without limitation) Common Stock retained by the stockholders of the Corporation other than Related Persons who are parties to such Business Combination.

                            (d) The provisions of this Article X.B. shall not
apply to (i) any Business Combination approved by two-thirds of the Whole Board of Directors of the Corporation at a time prior to the acquisition of 10 percent or more of the outstanding Voting Shares of the Corporation by the Related Person, or (ii) any Business Combination approved by two-thirds of the Whole Board of Directors and a majority of the Continuing Directors after such acquisition.

                  C. EVALUATION OF BUSINESS COMBINATIONS, ETC. In connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders when evaluating a Business Combination or a proposal by another Person or Persons to make a Business Combination or a tender or exchange offer, the Board of Directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction on the Corporation and its Subsidiaries and their respective employees, customers, creditors and other elements of the communities in which the Corporation and its Subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring Person or Persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring Person or Persons, and the possible effect of such conditions upon the Corporation and its Subsidiaries and the elements of the communities in which the Corporation and its Subsidiaries operate or are located; and (iii) the competence, experience and integrity of the acquiring Person or Persons and its or their management.

                  D. VOTING RIGHTS OF CERTAIN CONTROL SHARES. The Corporation shall be governed by Section3-702 of the MGCL "Voting Rights," or its successor, and hereby adopts such language and provisions and incorporates the same herein by reference as though it were written out herein in full.

                  E. AMENDMENTS, ETC. OF THIS ARTICLE X. Notwithstanding any other provisions of these Articles or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles or the Bylaws of the Corporation), this Article X shall not be amended, altered, changed, or repealed without the affirmative vote of (i) the holders of 80% or more of the outstanding Voting Shares, voting separately as a class, and (ii) an Independent Majority of Stockholders; provided, however, that this Article X.E. shall not apply to, and such vote shall not be required for, any such amendment, change or repeal recommended to stockholders by the favorable vote of not less than two-thirds of the Whole Board of Directors, including a majority of the Continuing Directors, and any such amendment, change or repeal so recommended shall require only the vote, if any, required under the applicable provisions of the Act, these Articles and the Bylaws of the Corporation.

                  F. MARYLAND BUSINESS COMBINATION STATUTE. Notwithstanding any contrary provision of law, the provisions of Sections 3-601 through 3-604 of the MGCL, as now and hereafter in force, shall not apply to any business combination (as defined in Section 3-601(e) of the MGCL, as now and hereafter in force), of the Corporation.

                                   ARTICLE XI

             AMENDMENT OF ARTICLES OF INCORPORATION AND REGULATIONS

                  A. ARTICLES OF INCORPORATION. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation. No amendment, addition, alteration, change or repeal of these Articles shall be made unless it is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted and declared advisable by the affirmative vote of a majority of the directors then in office, and thereafter is approved, at an annual or special meeting, by the holders of two-thirds of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, unless any class or series of shares is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of a majority of the shares within each class or series of outstanding shares entitled to vote thereon as a class and of at least two-thirds of the total outstanding shares entitled to vote thereon, provided that, notwithstanding anything contained in these Articles to the contrary, (i) the affirmative vote of the holders of at least 75 percent of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, unless any class or series of shares is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of 75 percent of the shares within each class or series of outstanding shares entitled to vote thereon as a class and of at least 75 percent of the total outstanding shares entitled to vote thereon, shall be required to amend, adopt, alter, change or repeal any provision inconsistent with Articles VI (relating to preemptive rights), VII (relating to the Board of Directors), VIII (relating to indemnification), IX (relating to meetings of stockholders), and this Article XI, and (ii) Article X shall be amended in the manner specified in
Article X.E.

                  B. BYLAWS. The stockholders may adopt, alter, amend or repeal the Bylaws of the Corporation pursuant to Section 2-109 of the MGCL or any successor thereto.

                  I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Maryland, do make, file and record the Charter, do certify that the facts herein stated are true, and
accordingly, have hereto set my hand this    day of May 2000.

                                             ----------------------------------
                                             Michael E. Peppel, Incorporator

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                                   MCSi, INC.

                                    ARTICLE I

                                     OFFICES

                  The following Bylaws (the "Bylaws") of MCSi, Inc., Dayton, Ohio, were duly adopted by the stockholders of the Corporation as of May 9, 2000:

                  1.1 PRINCIPAL OFFICE AND STATUTORY AGENT. The principal office of MCSi, Inc. (the "Corporation") shall be located in the State of Ohio at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the statutory agent shall have a business office identical with such principal office.

                  1.2 OTHER OFFICES. The Corporation may have other offices within or outside the State of Ohio at such place or places as the Board of Directors may from time to time determine.

                                   ARTICLE II

                             STOCKHOLDERS' MEETINGS

                  2.1 MEETING PLACE. All meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Ohio as shall be determined from time to time by the Board of Directors, and the place at which any such meeting shall be held shall be stated in the notice of the meeting.

                  2.2 ANNUAL MEETING TIME. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year on the first Monday of the fourth month following the close of each fiscal year of the Corporation at the hour of 10:00 a.m., if not a legal holiday, and if a legal holiday, then on the next succeeding day not a legal holiday, at the same hour, or at such other date and time as may be determined by the Board of Directors and stated in the notice of such meeting.

                  2.3 ORGANIZATION. Each meeting of the stockholders shall be presided over by the Chairman of the Board, or by the President, or if neither the Chairman, nor the President is present, by a Vice President or such other officer as designated by the Board of Directors. The Secretary, or in his or her absence a temporary Secretary, shall act as secretary of each meeting of the stockholders. In the absence of the Secretary and any temporary Secretary, the chairman of the meeting may appoint any person present to act as secretary of the meeting. The chairman of any meeting of the stockholders, unless prescribed by law or unless the Chairman of the Board has otherwise determined, shall determine the order of the business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussions as shall be deemed appropriate by him in his sole discretion.

                  2.4 SPECIAL MEETINGS. Special meetings of the stockholders for any purpose may be called at any time in the manner provided in the Corporation's Articles of Incorporation, which are incorporated herein with the same effect as if they were set forth herein.

                  2.5       NOTICE.

                            (a) Notice of the time and place of the annual
meeting of stockholders shall be given by delivering personally, leaving at his or her residence or usual place of business or by mailing to the stockholder's address as it appears on the records of the Corporation a written or printed notice of the same to each stockholder of record stating the place, day and hour of the meeting, at least ten (10) days and not more than ninety (90) days prior to the meeting, to each stockholder of record entitled to vote at such meeting and to each other stockholder entitled to notice of said meeting.

                            (b) At least ten (10) days and not more than ninety
(90) days prior to the meeting, a written or printed notice of each special meeting of stockholders, stating the place, day and hour of such meeting, and the purpose or purposes for which the meeting is called, shall be either delivered personally, left at his or her residence or principal place of business or mailed to each stockholder of record entitled to vote at such meeting at such stockholder's address as it appears on the records of the Corporation and to each other stockholder entitled to notice of said meeting.

                            (c) A person entitled to notice of any meeting of
stockholders may waive such notice if he or she: (i) before or after the meeting signs a waiver of notice which is filed with the records of the stockholders' meeting, or (ii) is present at the meeting in person or by proxy.

                            (d) A meeting of stockholders, either annual or
special, convened on the date for which it was called may be adjourned from time to time without further notice to a date not more than one hundred and twenty
(120) days after the original record date. When any stockholders' meeting, either annual or special, is adjourned and if a new record date is fixed for an adjourned meeting of stockholders, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any written notice of the time and place of any meeting adjourned, unless a new record date is fixed therefor, other than an announcement at the meeting at which such adjournment is taken.

                  2.6 VOTING LIST. A complete list of the stockholders entitled to vote at any meeting of stockholders, or any adjournment thereof, shall be made by the Secretary, arranged in alphabetical order, with the address of and number of shares registered in the name of each, which list shall be produced at any meeting of stockholders for the examination of any stockholder, upon the request of any stockholder at any meeting of stockholders. The Stock Ledger shall be the only evidence as to who are the stockholders entitled to examine the Stock Ledger, the voting list required by these Bylaws or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

                  2.7      QUORUM; VOTING.  Except as otherwise required by law:

                            (a) A quorum for the transaction of business at any
annual or special meeting of stockholders shall consist of stockholders representing, either in person or by proxy, a majority of the outstanding capital stock of the Corporation entitled to vote on that matter at such meeting, except as otherwise provided by statute, the Articles of Incorporation (the "Articles") or these Bylaws; but in the absence of such a quorum, the holders of a majority of the shares represented at the meeting shall have the right successively to adjourn the meeting to a specified date. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. The absence from any meeting of the number of shares required by law, the Articles or these Bylaws for action upon one matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if the number of shares required in respect of such other matters shall be present.

                            (b) With respect to any other matter other than the
election of directors, the votes of a majority of all votes cast at any properly called meeting or adjourned meeting of stockholders at which a quorum, as defined above, is present, shall be sufficient to approve any matter which properly comes before the meeting, unless the proposition or question is one upon which by express provisions of law or of the Articles or these Bylaws, a different vote is required, in which case with express provision shall govern and establish the number of votes required to determine such proposition or questions.

                            (c) Directors are to be elected by a plurality of
votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Stockholders shall not be permitted to cumulate their votes for the election of directors. If, at any meeting of the stockholders, due to a vacancy or vacancies or otherwise, directors of more than one class of the Board of Directors are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election by a plurality vote.

                  2.8 VOTING OF SHARES. Except as otherwise provided in these Bylaws or to the extent that voting rights of the shares of any class or classes are limited or denied by the Articles, each stockholder, on each matter submitted to a vote at a meeting of stockholders, shall have one (1) vote for each share of stock registered in his name on the books of the Corporation.

                  2.9 CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any distribution by the Corporation or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed twenty (20) days preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any such determination of stockholders, such date to be not more than ninety (90) days preceding the date fixed for payment, the date of the meeting or any other such date.

                  2.10 PROXIES. A stockholder may vote either in person or by proxy executed in writing by the stockholder, or his duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

                  2.11 VOTING OF SHARES IN THE NAME OF TWO OR MORE PERSONS. When ownership stands in the name of two or more persons, in the absence of written directions to the Secretary of the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting. In the event an attempt is made to cast conflicting votes by more than one person and the number executing consents exceeds the number executing objections to consents, the former may act for all, and likewise if the number executing objections to consents exceeds the number executing consents, the greater number may act for all and if only one person attends the meeting, or executes a consent and no other of said persons executes an objection to such consent, then that one person may act for all, and if an even number attend the meeting and a majority of all the persons so attending do not agree on any particular issue or if one or more execute consents and a like number execute objections to consents, each person so attending or executing consents or objections to consents may act with respect to an equal number of shares.

                  2.12 VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation may be voted by the chairman of the board, president, any vice president, the secretary or the treasurer of the corporation holding such shares and any such officer shall conclusively be deemed to have authority to vote on behalf of such corporation and to appoint proxies and execute consents, waivers or releases unless it appears by a certified copy of the regulations, bylaws or a resolution of the board of directors or executive committee of such corporation that such authority does not exist or is vested in some other officer or person. Shares registered in the name of another held by a fiduciary may be voted by him or her, either in person or by proxy, on proof of the fact that legal title to the stock has devolved on him, or her in a fiduciary capacity and that he or she is qualified to act in that capacity. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred, but this Amended and Restated

Bylaws does not affect the validity of any agreement between the pledgor and pledgee as to the giving of proxies or the exercise of voting rights.

                  2.13 STOCKHOLDER PROPOSALS. Stockholder proposals shall be made in accordance with the provisions of the Corporation's Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were set forth herein.

                  2.14 INSPECTORS. For each meeting of stockholders, the Board of Directors in advance of the meeting, may appoint one or more inspectors of election. If for any meeting the inspector(s) appointed by the Board of Directors shall be unable to act or the Board of Directors shall fail to appoint any inspector, one or more inspectors may be appointed at the meeting by the chairman thereof. Such inspectors shall determine the number of shares outstanding, the voting rights with respect to each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive and canvass the votes for the election of directors and or any proposal voted on by ballot and/or by proxy and hear and determine all challenges and questions arising in connection with the vote, count and tabulate all votes, consents, waivers and releases, determine and announce the result and do all acts as are proper to conduct the election or vote with fairness to all stockholders. In all cases where the right to vote upon any share of the Corporation shall be questioned, it shall be the duty of the inspectors to examine the Stock Ledger of the Corporation as evidence of the shares held, and all shares that appear standing thereon in the name of any person or persons may be voted upon by such person or persons. Each inspector before entering upon the duties of such office shall take an oath to execute his or her duties with strict impartiality and to the best of his or her ability.

                                   ARTICLE III

                               BOARD OF DIRECTORS

                  3.1 NUMBER AND POWERS. The management of all the affairs, property and interests of the Corporation shall be vested in a Board of Directors. The Board of Directors shall consist of five (5) persons as of the effective date of these Bylaws. Directors need not be residents of the State of Ohio nor hold stock of the Corporation. The Board of Directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, may, by resolution of the majority of the Whole Board of Directors and a majority of the Continuing Directors then in office (as defined by Article X of the Amended and Restated Articles), be divided into two or three classes as nearly equal in number as possible, each class having not less than three directors, with one class to be elected annually. At each annual meeting of stockholders subsequent to the effective date of the Articles, if the Board is divided into two or three classes, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the second or third succeeding annual meeting of stockholders, respectively, and when their respective successors are elected and qualified. Unless the Board is divided into classes as permitted hereby, all Directors shall be elected annually. No holder of the capital stock of the Corporation shall be permitted to cumulate his votes in the election of directors. In addition to the powers and authorities expressly conferred upon it by these Bylaws and the Articles, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles or by these Bylaws directed or required to be exercised or done by the stockholders.

                  3.2 CHANGE OF NUMBER. The number of directors may at any time be increased or decreased by a vote of a majority of the Whole Board of Directors and a majority of the Continuing Directors, as such terms are defined in the Amended and Restated Articles, provided that no decrease shall have the effect of shortening the term of any incumbent director except as provided in Sections 4.3 and 4.4 hereunder.

                  3.3 VACANCIES. All vacancies in the Board of Directors shall be filled in the manner provided in the Corporation's Articles, which provisions are incorporated herein with the same effect as if they were set forth herein.

                  3.4 REMOVAL OF DIRECTORS. Directors may be removed in the manner provided in the Corporation's Articles, which provisions are incorporated herein with the same effect as if they were set forth herein.

                  3.5 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at least once each quarter on such day as the Board of Directors by resolution shall prescribe and at such hour as may be stated in the notice of the meeting. Meetings of committees of the Board shall be held as prescribed by resolution of the Board of Directors or by resolution of such committee. At least two (2) days' notice of the time and place of each meeting shall be personally delivered, mailed, sent by facsimile with receipt confirmed by telephone at the director's residence or principal place of business or given by telephone to each member of the Board or such committee. Such notice shall be deemed to be delivered when deposited in the mail so addressed with postage prepaid. Neither the business to be transacted at, nor the purpose of, any regular meeting need be specified in the notice or any waiver of notice of such meeting. Regular meetings of the Board of Directors or any committee may be held at the principal place of business of the Corporation or at such other place or places, either within or without the State of Ohio, as the Board of Directors or such committee, as the case may be, may from time to time designate. The annual meeting of the Board of Directors shall be held without notice immediately after the adjournment of the annual meeting of stockholders, for the purpose of organizing the Board, electing officers and members of committees and transacting other business.

                  3.6       SPECIAL MEETINGS.

                            (a) Special meetings of the Board of Directors may
be called at any time by the Chairman, the President or by a majority of the authorized number of directors, to be held at the principal place of business of the Corporation or at such other place or places as the Board of Directors or the person or persons calling such meeting may from time to time designate. Notice of all special meetings of the Board of Directors shall be given to each director by at least two (2) days' service of the same by facsimile with receipt confirmed by telephone, telephone or personally, and by at least three (3) days' service when delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the mail so addressed with postage prepared. Such notice need not specify the business to be transacted at, nor the purpose of, the meeting.

                            (b) Special meetings of any committee may be called
at any time by such person or persons and with such notice as shall be specified for such committee by the Board of Directors, or in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

                  3.7       QUORUM.

                  (a) A majority of the Whole Board of Directors of the Corporation, as such term is defined in the Amended and Restated Articles, at the time of a meeting of the Board of Directors shall be necessary at all meetings to constitute a quorum for the transaction of business. At any meeting of the Board, no action shall be taken (except adjournment, in the manner provided below) until after a quorum has been established.

                  (b) The act of a majority of directors who are present at a meeting at which a quorum previously has been established (or at any adjournment of such meeting, provided that a quorum previously shall have been established at such adjourned meeting) shall be the act of the Board of Directors, regardless of whether or not a quorum is present at the time such action is taken. In determining the number of directors who are present at the time any such action is taken (for the purpose of establishing the number of votes required to take action on any proposition or question submitted to the Board), any director who is in attendance at such meeting but who, for just cause, is disqualified to vote on such proposition or question, shall not be considered as being present at the time of such action.

                  (c) In the event a quorum cannot be established at the beginning of a meeting, a majority of the directors present at the meeting, or the director, if there be only one person, or the Secretary of the Corporation, if there be no director present, may adjourn the meeting from time to time until a quorum be present. Only such notice of such adjournment need be given as the Board may from time to time prescribe.

                  3.8 WAIVER OF NOTICE. Attendance of a director at a meeting of directors shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting, prior to or at the commencement of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A waiver of notice signed by the director or directors, whether before or after the time stated for the meeting, shall be equivalent to the giving of notice.

                  3.9 REGISTERING DISSENT. A director who is present at a meeting of the Board of Directors at which action on a corporate matter is taken shall be presumed to have assented to such action unless the director announces his dissent at the meeting and his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting, before the adjournment thereof, or shall forward such dissent by certified mail, return receipt requested, bearing a postmark from the United State Postal Service to the Secretary of the Corporation within a reasonable time after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action or failed to make his dissent known at the meeting.

                  3.10      EXECUTIVE, AUDIT AND OTHER COMMITTEES.

                  (a) Standing or special committees may be appointed from its own number by the Board of Directors from time to time and the Board of Directors may from time to time invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board. An Executive Committee may be appointed by resolution passed by a majority of the Whole Board of Directors. It shall have and exercise all of the authority of the Board of Directors, except in reference to the filling of vacancies among the directors or in any committee of the directors. An Audit Committee may be appointed by a resolution approved by a majority of the Whole Board of Directors, as such term is defined in the Corporation's Articles, and the members of the Audit Committee shall be directors who are not also officers of the Corporation. The Audit Committee shall recommend independent auditors to the Board of Directors annually and shall review the Corporation's budget, the scope and results of the audit performed by the Corporation's independent auditors and the Corporation's system of internal control with management and such independent auditors, and such other duties as may be assigned to such Committee. All committees so appointed shall consist of not less than three (3) directors, keep regular minutes of the transactions of their meetings and shall cause them to be recorded in books kept for that purpose at the principal office of the Corporation. The designation of any such committee, and the delegation of authority thereto, shall not relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

                  (b) Unless otherwise provided by the Board of Directors, a majority of the members of any committee shall constitute a quorum for the transaction of business at any meeting of such committee and the acts of a majority of the members present at a meeting at which a quorum is present shall be the acts of the committee.

                  3.11 REMUNERATION. Directors, as such, may receive a stated salary for their service, and by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board. Members of standing or special committees may be allowed like compensation for attending committee meetings.

                  3.12 ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or which may be taken at a meeting of the directors, or of a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be and filed with the minutes of the proceedings of the Board or Committee. Such consent shall have the same effect as a unanimous vote.

                  3.13 ACTION OF DIRECTORS BY COMMUNICATIONS EQUIPMENT. Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

                  3.14 NOMINATIONS. Nominations of candidates for election as directors at any annual meeting of stockholders shall be made in the manner set forth in the provisions of the Corporation's Articles, which provisions are incorporated herein with the same effect as if they were set forth herein.

                  3.15 PRESIDING OFFICER. The Chairman of the Board shall preside at all meetings of the Board of Directors at which the Chairman is present. In the Chairman's absence, the Vice Chairman (if any) shall preside. In the absence of the Chairman and/or Vice Chairman, the Board shall select a chairman of the meeting from among the directors present.

                                   ARTICLE IV

                                  CAPITAL STOCK

                  4.1 CERTIFICATES. Certificates of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by the Chairman of the Board, President or a Vice President, and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue. Each certificate of stock shall state:

                            (a) the name of the Corporation;

                            (b) the name of the person to whom issued;

                            (c) the number and class of shares and the
designation of the series, if any, which such certificate represents;

                            (d) the par value of each share represented by such
certificate; and

                            (e) the designations and preferences, conversion and
other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption and the differences of the relative rights and preference between the shares of each series to the extent that they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, or a statement that the Corporation shall provide such information to any stockholder upon request and without charge within five (5) days after receipt of written request therefor.

                  4.2       TRANSFERS.

                            (a) Transfers of stock shall be made only upon the
stock transfer books of the Corporation, kept at the principal office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar, by the person or person named in the certificate or by the attorney lawfully constituted in writing representing such person or persons and upon surrender of the certificate or certificates being transferred which certificate shall be properly endorsed for transfer or accompanied by a duly executed stock power. Whenever a certificate is endorsed by or accompanied by a stock power executed by someone other than the person or persons named in the certificate, evidence of authority to transfer shall also be submitted with the certificate. All certificates surrendered to the Corporation for transfer shall be cancelled.

                            (b) The Board of Directors shall have the power and
authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

                            (c) Transfer agents and registrars for the
Corporation's stock shall be banks, trust companies or other corporations located within or without the State of Ohio as shall be appointed by the Board of Directors. The Board shall also define the authority of such transfer agents and registrars. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register, and to record transfers of shares therein.

                            (d) The Corporation shall not transfer shares of
capital stock of the Corporation and no person shall have the right to receive shares of capital stock of the Corporation in any transaction which is deemed by the Board of Directors to be "control share acquisition" as defined by Section 3-701 of the Maryland General Corporation Law ("MGCL") unless such acquisition is determined to be in the best interests of the Corporation by a majority of the Whole Board of Directors and a majority of the Continuing Directors and the Board of Directors consents to such transfer prior to any transfer to any interested shareholder.

                  4.3 REGISTERED OWNER. Registered stockholders shall be treated by the Corporation as the holders in fact of the stock standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided below or by the laws of the State of Maryland. The Board of Directors may adopt by resolution a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons.

                  4.4 MUTILATED, LOST OR DESTROYED CERTIFICATES. In case of any mutilation, loss or destruction of any certificate of stock, another may be issued in its place upon receipt of satisfactory proof of such mutilation, loss or destruction. The Board of Directors may impose conditions on such issuance and may require the giving of a satisfactory open penalty bond with surety or indemnity to the Corporation in such sum as they might determine and upon the payment of the Corporation's reasonable costs incident thereto, or establish such other procedures as they deem necessary.

                  4.5 FRACTIONAL SHARES OR SCRIP. The Corporation may but is not obliged to (a) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share, and unless otherwise provided, does not entitle its holder to exercise voting rights, receive dividends, or participate in the assets of the Corporation in the event of liquidation.

                  4.6 SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President or a Vice President of the Corporation.

                                    ARTICLE V

                                    OFFICERS

                  5.1 DESIGNATIONS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary and a Treasurer, such Vice Presidents, Assistant Secretaries and Assistant Treasurers as the Board may designate, each of whom shall be elected by a majority vote of the Board of Directors for one year at their first meeting after the annual meeting of stockholders, and who shall hold office until their successors are elected and qualify. The Board of Directors also may elect or authorize the appointment of such other officers as the business of the Corporation may require. Any two or more offices may be held by the same person, but may not execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by two or more officers. The Board of Directors may appoint a Vice Chairman of the Board, but the person holding that position shall not be considered an officer of the Corporation.

                  5.2 POWERS AND DUTIES. The officers of the Corporation shall have such authority and perform such duties as the Board of Directors may from time to time authorize or determine. In the absence of action of the Board of Directors, the officers shall have such powers and duties as may be provided in these Regulations and as generally pertain to their respective offices.

                  5.3 DELEGATION. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any directors or other person whom it may select.

                  5.4 VACANCIES. Vacancies in any office arising from any cause may be filled by a vote of a majority of the Whole Board of Directors, as such term is defined in the Articles, at any regular or special meeting of the Board.

                  5.5 OTHER OFFICERS. Directors may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

                  5.6 TERM; REMOVAL. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Whole Board of Directors, as such term is defined in the Corporation's Articles, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  5.7 SALARIES. The salaries and other compensation of all officers of the Corporation shall be fixed by the Board of Directors.

                                   ARTICLE VI

                              DIVIDENDS AND FINANCE

                  6.1 DIVIDENDS. Subject to the conditions and limitations imposed by the MGCL, dividends may be declared by the Board of Directors and paid by the Corporation.

                  6.2 RESERVES. There may be set aside out of the net earnings of the Corporation such sum or sums as the directors from time to time in their absolute discretion deem expedient as a reserve fund to meet contingencies or for any other proper purpose.

                  6.3 DEPOSITORIES. The monies of the Corporation shall be deposited in the name of the Corporation in such financial institution or financial institutions or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors. In the absence of such a resolution, the President, and Vice President - Chief Financial Officer shall be deemed authorized to sign such documents.

                  6.4 CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents to enter into any contracts or execute and deliver any instrument in the name and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless otherwise directed by the Board of Directors, the Chairman of the Board shall have the authority to bind the Corporation to those contracts made in the ordinary and usual course of business of the Corporation.

                  6.5 LOANS. No loan shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. Such authority may be general or confined to specific purposes.

                                   ARTICLE VII

                                 CORPORATE SEAL

                  The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the custody of the Secretary of the Corporation, and may provide for one or more duplicates thereof to be kept in the custody of such other officer of the Corporation as the Board may prescribe.

                                  ARTICLE VIII

                                BOOKS AND RECORDS

                  The Corporation shall keep correct and complete books and records of account and shall keep minutes and proceedings of its stockholders and Board of Directors; and it shall keep at its principal office, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

                                   ARTICLE IX

                            FISCAL YEAR; ANNUAL AUDIT

                  The fiscal year of the Corporation shall end on the last day of December each year. The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors. The appointment of such accountants shall be subject to annual ratification by the stockholders.

                                    ARTICLE X

                PERSONAL LIABILITY OF DIRECTORS; INDEMNIFICATION

                            (a) A director of the Corporation shall not be
personally liable for monetary damages for action taken, or any failure to take action, as a director, to the extent set forth in the Corporation's Articles, which provisions are incorporated herein with the same affect as if they were set forth herein.

                            (b) The Corporation shall indemnify any person who
is a director, officer, employee or agent of the Corporation to the extent set forth in the Corporation's Articles, which provisions are incorporated herein with the same affect as if they were set forth herein.

                                   ARTICLE XI

                                   AMENDMENTS

                  AMENDMENTS. These Regulations may be altered, amended or repealed only in the manner set forth in the Corporation's Articles, which provisions are incorporated herein with the same effect as if they were set forth herein.

                  As adopted by the stockholders of the Corporation this ___ day of May 2000.

                                                 ------------------------------
                                                 Thomas C. Winstel
                                                 Secretary

                                                                      APPENDIX D

                        MIAMI COMPUTER SUPPLY CORPORATION
                             2000 STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

                  Miami Computer Supply Corporation (the "Corporation") hereby establishes this 2000 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

                  The purpose of this Plan is to improve the growth and profitability of the Corporation by providing Employees with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

                                   ARTICLE III
                                   DEFINITIONS

                  3.01 "Board" means the Board of Directors of the Corporation.

                  3.02 "Code" means the Internal Revenue Code of 1986, as amended.

                  3.03 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a "non-employee director" as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

                  3.04 "Common Stock" means shares of the common stock, no par value per share, of the Corporation.

                  3.05 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

                  3.06 "Effective Date" means the date upon which the Board approves this Plan.

                  3.07 "Employee" means any person who is employed by the Corporation.

                  3.08 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  3.09 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices that day on the principal market then in use, or if no such quotations are available, the fair market value on the date in question of a share as determined by a majority of the Board in good faith.

                  3.10 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

                  3.11 "Non-Qualified Stock Option" means any Option granted under this Plan which is not an Incentive Stock Option.

                  3.12 "Officer" means an Employee whose position in the Corporation is that of a corporate officer, as determined by the Board.

                  3.13 "Option" means a right granted under this Plan to purchase Common Stock.

                  3.14 "Optionee" means an Employee or former Employee to whom an Option is granted under the Plan.

                  3.15 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation.

                  3.16 "Stock Option Agreement" means the written agreement pursuant to Section 8.01 hereof that sets forth the terms, conditions, restrictions and privileges for an Incentive Stock Option.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

                  4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority in its absolute discretion to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to
Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding.

                  4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a "non-employee director" as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at the next regularly scheduled meeting of the Board following each meeting of the Committee.

                  4.03 REVOCATION FOR MISCONDUCT. The Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule, or regulation (other than traffic violations or similar offenses).

                  4.04 LIMITATION ON LIABILITY. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall indemnify him to the extent permitted by the Corporation's Amended and Restated Articles of Incorporation and Code of Regulations and by Ohio General Corporation Law.

                  4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

                  4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

                  Options may be granted to such Employees of the Corporation as may be designated from time to time by the Committee, pursuant to guidelines, if any, which may be adopted by the Committee from time to time.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

                  6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 900,000 shares of Common Stock. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.

                  6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         OPTIONS, NUMBER OF SHARES, ETC.

                  The Committee shall, in its discretion, determine from time to time which Employees will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.


                                  ARTICLE VIII
                                     OPTIONS

                  Each Option granted hereunder shall be on the following terms and conditions:

                  8.01 STOCK OPTION AGREEMENT. The proper Officers or a member of the Committee on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Stock Option or an Incentive Stock Option and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

                  8.02      OPTION EXERCISE PRICE.

                            (a) INCENTIVE STOCK OPTIONS. The per share price at
which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

                            (b) NON-QUALIFIED STOCK OPTIONS. The per share price
at which the Common Stock may be purchased upon exercise of a Non-Qualified Stock Option shall be no less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, except as provided in Section 8.09(b).

                  8.03      VESTING AND EXERCISE OF OPTIONS

                            (a) GENERAL RULES. Incentive Stock Options and
Non-Qualified Stock Options granted to Employees shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

                            (b) VESTING UPON TERMINATION OF EMPLOYMENT, DEATH,
DISABILITY OR RETIREMENT. Unless the Committee shall specifically state otherwise at the time an Option is granted, only those Options granted to Employees under this Plan which are vested and exercisable on the date an Optionee terminates his employment with the Corporation because of his termination of employment under certain circumstances as set forth in the Optionee's Stock Option Agreement, or because of his death, Disability or Retirement shall be vested and exercisable by the Optionee thereafter as set forth in Section 8.04.

                            (c) ACCELERATED VESTING FOR CHANGES IN CONTROL.
Notwithstanding the general rule described in Section 8.03(a), all outstanding Options shall become immediately vested and exercisable in the event there is a change in control of the Corporation. A "change in control of the Corporation" for this purpose shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor thereto, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder.

                  8.04      DURATION OF OPTIONS.

                            (a) GENERAL RULE. Except as provided in Sections
8.04(b) and 8.09, each Option granted to Employees shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten
(10) years after its date of grant or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Corporation, unless the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment from three (3) months to a period not exceeding five (5) years.

                            (b) EXCEPTION FOR TERMINATION DUE TO DEATH,
DISABILITY OR RETIREMENT. If an Employee dies while in the employ of the Corporation or terminates employment with the Corporation as a result of Disability or Retirement without having fully exercised his Options, the Optionee or his legal representative or guardian, or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death, Disability or Retirement, to exercise such Options to the extent vested on the date of such death, Disability or Retirement. In no event, however, shall any Option be exercisable within six (6) months after the date of grant or more than ten (10) years from the date it was granted.

                  8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Stock Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee would have initially transferred the Option pursuant to this
Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

                  8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

                  8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. Notwithstanding the foregoing payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the exercise price.

                  8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

                  8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

                            (a) $100,000 LIMITATION. Notwithstanding any
contrary provisions contained elsewhere in this Plan and as long as required by
Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation, shall not exceed $100,000.

                            (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The
price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                            (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An
Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

                  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Option shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

                  The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan as specifically authorized herein.

                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

                  Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee of the Corporation to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

                  12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

                  12.02 METHODS OF TAX WITHHOLDING. The Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

                  13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Options may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months before or after the Effective Date.

                  13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XIV
                                  MISCELLANEOUS

                  14.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Ohio.

                  14.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX E

                        MIAMI COMPUTER SUPPLY CORPORATION
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. Under this Non-Employee Director Stock Option Plan (the "Director Plan") of Miami Computer Supply Corporation, an Ohio corporation (the "Company"), options may be granted to eligible persons, as set forth in Section 4, to purchase shares of the Company's common stock, no par value per share ("Common Stock"). This Director Plan is designed to promote the long-term growth and financial success of Miami Computer Supply Corporation by enabling the Company to attract, retain and motivate such persons serving on the Company's Board of Directors by providing for or increasing their proprietary interest in the Company.

         2. EFFECTIVE DATE. This Director Plan shall be in effect commencing on the date of closing of the initial public offering of the Company's Common Stock, subject to approval by the Company's stockholders. Options may not be granted more than ten years after the date of stockholder approval of this Director Plan or termination of this Director Plan by the Board of Directors of the Company (the "Board"), whichever is earlier.

         3. PLAN OPERATION. This Director Plan is intended to meet the requirements of Rule 16b-3(c)(2)(ii) adopted under the Securities Exchange Act of 1934 (or its successor) and accordingly is intended to be self-governing. To this end, this Director Plan requires no discretionary action by any administrative body with regard to any transaction under this Director Plan. To the extent, if any, that any questions of interpretation arise, such questions shall be resolved by the Board.

         4. ELIGIBLE PERSONS. The persons eligible to receive a grant of non-qualified stock options hereunder are any Director of the Board who on the date of said grant is not an employee of the Company or a subsidiary of the Company. For purposes of this Section 4, a person shall not be considered an employee solely by reason of serving as Chairman of the Board.

         5. STOCK SUBJECT TO DIRECTOR PLAN. The maximum number of shares that may be subject to options granted hereunder shall be 100,000 shares of Common Stock, subject to adjustments under Section 6. Shares of Common Stock subject to the unexercised portions of any options granted under this Director Plan which expire, terminate or are cancelled may again be subject to options under this Director Plan.

         6. ADJUSTMENTS. If the outstanding shares of stock of the class then subject to this Director Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, spin-offs and the like, appropriate adjustments shall be made in the price, number and/or type of shares or securities for which options may thereafter be granted under this Director Plan and for which options then outstanding under this Director Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

         7. STOCK OPTIONS. Commencing on the date of the first annual meeting of the Company's shareholders following the closing of the initial public offering of this Company's Common Stock, each person who is then a non-employee director of the Board immediately following such meeting will be automatically granted a non-qualified option to purchase 15,000 shares of the Company's Common Stock, which options will vest in 5,000 share increments over a three year period (5,000 of which will vest immediately, 5,000 of which will vest upon the date of the second annual meeting following the closing of the initial public offering and 5,000 of which will vest upon the date of the third annual meeting following the initial public offering), subject however, to the immediate vesting of all such options should the Company engage in a Business Combination, as defined in
Article X of the Company's Amended and Restated Articles of Incorporation. Commencing on the date of the second annual meeting of the Company's shareholders to be held following the closing of the initial public offering of this Company's Common Stock, and on the date of each annual meeting of the Company's shareholders thereafter, each person who is a non-employee director of the Board immediately following each such annual meeting, other than the non-employee directors who received the 15,000 options each granted after the date of the first annual meeting of shareholders following the closing of the initial public offering, will be automatically granted a non-qualified stock option to purchase 5,000 shares of the Company's Common Stock, not to exceed 15,000 shares for any such director. The per share exercise price of each option will be the fair market value of a share of the Company's Common Stock on the date of grant, defined as the closing price of the Company's Common Stock on the Nasdaq National Market (or such other securities market on which the Company's Common Stock is primarily traded) on such date. Each option will have a term of ten years and except for the options granted on the date of the first annual meeting of shareholders following the closing of the initial public offering, shall become immediately exercisable in full on the date of grant. If on any date upon which options are to be granted under this Director Plan the number of shares of Common Stock remaining available under the Director Plan are less than the number of shares required for all grants to be made on such date, then options to purchase a proportionate amount of such available number of shares of Common Stock shall be granted to each eligible non-employee director.

         8. DOCUMENTATION OF GRANTS. Awards made under this Director Plan shall be evidenced by written agreements or such other appropriate documentation as the Board shall prescribe. The Board need not require the execution of any instrument or acknowledgement of notice of an award under this Director Plan, in which case acceptance of such award by the respective optionee will constitute agreement to the terms of the award.

         9. NONTRANSFERABILITY. Any option granted under this Director Plan shall by its terms be nontransferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the optionee's lifetime, only by the optionee.

         10. AMENDMENT AND TERMINATION. The Board may alter, amend, suspend, or terminate this Director Plan, provided that no such action shall deprive any optionee, without his consent, of any option granted to the optionee pursuant to this Director Plan or of any of his rights under such option and provided further that the provisions of this Director Plan designating persons eligible to participate in the Director Plan and specifying the amount, exercise price and timing of grants under the Director Plan shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

         11. TERMINATION OF DIRECTORSHIP. All options granted hereunder and held by non-employee directors as of the date of cessation of service as a director may be exercised by the non-employee director or his heirs or legal representatives until the earlier of the tenth anniversary of the date of grant or the expiration of twelve months after the date of cessation of such service.

         12. MANNER OF EXERCISE. All or a portion of an exercisable option shall be deemed exercised upon delivery to the Secretary of the Company at the Company's principal office of all of the following: (i) a written notice of exercise specifying the number of shares to be purchased signed by the non-employee director or other person then entitled to exercise the option, (ii) full payment of the exercise price for such shares by any of the following or combination thereof: (a) cash, (b) certified or cashier's check payable to the order of the Company, (c) the delivery of whole shares of the Company's Common Stock owned by the option holder, or (d) by requesting that the Company withhold whole shares of Company Common Stock then issuable upon exercise of the option (for purposes of such a transaction the value of shares of the Company's Common Stock shall be the closing price of the Company's Common Stock on the Nasdaq National Market (or such other securities market on which the Company's Common Stock is primarily traded) on such date), (iii) such representations and documents as the Board, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations, (iv) in the event that the option shall be exercised by any person or persons other than the non-employee director, appropriate proof of the right of such person or persons to exercise the option, and (v) such representations and documents as the Board, in its sole discretion, deems necessary or advisable.

         13. COMPLIANCE WITH LAW. Common Stock shall not be issued upon exercise of an option granted under this Director Plan unless and until counsel for the Company shall be satisfied that any conditions necessary for such issuance to comply with applicable federal, state or local tax, securities or other laws or rules or applicable securities exchange requirements have been fulfilled.

                                 REVOCABLE PROXY
                        MIAMI COMPUTER SUPPLY CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 2000

         The undersigned, being a stockholder of Miami Computer Supply Corporation ("Company") as of March 31, 2000, hereby authorizes Michael E. Peppel and Robert G. Hecht or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Presidential Banquet Center located at 4548 Presidential Way, Dayton, Ohio 45429, on Tuesday, May 9, 2000 at 10:30 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.       ELECTION OF DIRECTORS

         Nominees for a one-year term: Robert G. Hecht, Michael E Peppel,
                                       Richard L. Posen, Harry F.
                                       Radcliffe and Thomas C. Winstel.

     / / FOR                           / / WITHHOLD AUTHORITY EXCEPT
     / / FOR ALL

         NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT WRITTEN BELOW.

                  ___________________________________________________

2.       PROPOSAL to reincorporate the Company in Maryland.

     / / FOR                       / / AGAINST
     / / ABSTAIN

3.       PROPOSAL to approve the 2000 Stock Option Plan.

     / / FOR                       / / AGAINST
     / / ABSTAIN

4.       PROPOSAL to approve the 2000 Non-Employee Director Stock Option Plan.

     / / FOR                       / / AGAINST
     / / ABSTAIN

5. PROPOSAL to ratify the appointment of the Board of Directors of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

     / / FOR                       / / AGAINST
     / / ABSTAIN

6. PROPOSAL, if necessary, to adjourn the Annual Meeting to solicit additional proxies.

     / / FOR                       / / AGAINST
     / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2000 AND AT ANY ADJOURNMENT THEREOF.

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE REINCORPORATION OF THE COMPANY IN MARYLAND, FOR THE 2000 STOCK OPTION PLAN, FOR THE 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, FOR ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                      PLEASE BE SURE TO SIGN AND DATE THIS PROXY
                                      IN THE SPACE BELOW.

                                      Date:                     , 2000
                                           ---------------------

                                      ------------------------------------------
                                                     (SIGNATURE)

         PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

         PLEASE ACT PROMPTLY. SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.